UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	May 31, 2019

Date of reporting period:	June 1, 2018 — May 31, 2019

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam Investments

Putnam Mortgage Opportunities Fund

Annual report
5 | 31 | 19

FUND SYMBOL
CLASS I
PMOTX

Putnam
Mortgage Opportunities
Fund

Annual report
5 | 31 | 19

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

July 16, 2019

Dear Fellow Shareholder:

If there is any lesson to be learned from constantly changing financial markets, it is the importance of positioning your investment portfolio for your long-term goals. We believe that one strategy is to diversify across different asset classes and investment approaches.

We also believe your mutual fund investment offers a number of advantages, including constant monitoring by experienced investment professionals who maintain a long-term perspective. Putnam’s portfolio managers and analysts take a research-intensive approach that includes risk management strategies designed to serve you through changing conditions.

Another key strategy, in our view, is seeking the counsel of a financial advisor. For over 80 years, Putnam has recognized the importance of professional investment advice. Your financial advisor can help in many ways, including defining and planning for goals such as retirement, evaluating the level of risk appropriate for you, and reviewing your investments on a regular basis and making adjustments as necessary.

As always, your fund’s Board of Trustees remains committed to protecting the interests of Putnam shareholders like you, and we thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Class I shares have no initial sales charge or CDSC. Performance of class I shares assumes reinvestment of distributions and does not account for taxes. See below and pages 7–8 for additional performance information.

For the periods, the fund had expense limitations, without which returns would have been lower.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 5/31/19. See above and pages 7–8 for additional fund performance information. Index descriptions can be found on page 11.

2 Mortgage Opportunities Fund

Mike, what was the fund’s investment environment like during the period?

The prices of mortgage-related securities rose, as the calm market early in the period turned volatile before settling down in the new year.

Tension between the United States and major global trading partners, most notably China, marked the period. By period-end, negotiations with China were ongoing, although an ultimate resolution remained uncertain.

The U.S. Federal Reserve [Fed] raised its target for short-term interest rates four times in 2018 as it pursued its dual mandate of promoting price stability and full employment. U.S. unemployment reached a 50-year low during the period amid accelerating economic growth, while inflation remained muted.

In October, Fed Chair Jerome Powell said that he believed the U.S. economy was “a long way from neutral” — referring to the point at which interest rates are neither spurring nor slowing economic growth. Then in late November, he stated that interest rates were “just below” neutral. These comments confused the market regarding the Fed’s policy stance and contributed to a volatile fourth quarter of 2018.

In January 2019, investor sentiment improved markedly following comments from Powell that mild inflation would give the central bank greater flexibility to set policy in 2019. By the end of the month, the Fed signaled that further rate increases were on hold, helping fuel a major rally in risk assets. Progress in U.S.–China trade talks provided a further boost to sentiment across risk-driven markets.

The risk rally continued until mid-May, at which point, fears of an extended trade conflict with China sparked a renewed flight to safer assets.

Mortgage Opportunities Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 5/31/19. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value (non-cash investments) of certain derivatives (the economic value for purposes of calculating periodic payment obligations), including to-be-announced (TBA) commitments, if any, in addition to the market value of securities. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 5/31/19. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Cash, derivative instruments, and net other assets are shown in the not-rated category. Payables and receivables for TBA mortgage commitments are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

4 Mortgage Opportunities Fund

Would you remind us of the fund’s investment process?

The fund focuses on securitized mortgage sectors, seeking to capitalize on the fundamentally different risk-adjusted return opportunities that we believe are available in those areas of the market. We emphasize agency collateralized mortgage obligations [CMOs], commercial mortgage-backed securities [CMBS], and residential mortgage-backed securities [RMBS]. In addition, we expect to use various derivatives and agency pass-throughs to hedge interest-rate and other risks within our CMO holdings. We will also use derivatives for non-hedging purposes, such as gaining or adjusting our exposure to mortgage-backed investments.

Which holdings and strategies had the greatest influence on the fund’s performance during the past 12 months?

Our allocation to mezzanine CMBS drove the fund’s positive performance, led by exposure to the CMBX [an index that references a basket of CMBS issued in a particular year], specifically the BBB-rated tranche representing 2012 issuance. In addition to CMBX, the fund had exposure to CMBS (and indirectly to the underlying property types) via BBB-rated cash bonds that were issued between 2011 and 2014. These holdings moderately contributed during the period.

CMBX spreads widened amid the volatility and risk aversion of 2018’s fourth quarter. The bankruptcy filing by Sears Holdings in October 2018 also weighed on investor sentiment and reignited fears about the health of retailers. However, CMBX rallied strongly during the first few months of 2019 as investors regained their appetite for risk.

Within our holdings of RMBS, positions in agency credit-risk transfer securities [CRTs] contributed. CRT spreads modestly tightened during the period, as credit-rating agencies upgraded certain CRT tranches, recognizing the improved outlook for their underlying collateral. CRTs also benefited from renewed demand in the early months of 2019, as a more favorable outlook for risk-taking prompted investors to move back into higher-yielding investments.

Strategies targeting prepayment risk were the primary, albeit modest, detractor for the period. Agency interest-only CMOs underperformed in the latter months of 2018. Declining longer-term interest rates in November and December increased the incentive for homeowners to refinance their mortgages, sparking fears of higher prepayment levels. Risk-off sentiment and selling by hedge funds also hampered the sector.

How did you use derivatives during the period?

We used CMBX credit default swaps to gain exposure to CMBS. We also used interest-rate swaps to help manage the fund’s duration and options to offset the volatility associated with our CMO holdings.

What is your outlook, and where were you finding value during the period?

We continue to have a generally favorable outlook for mortgage credit. We think the underlying fundamentals for commercial real estate appear stable, supported by a growing labor market, interest rates that remain historically low, and a positive U.S. economic backdrop. That said, we think these favorable factors will be partially offset by higher capital costs and low capitalization rates.

In terms of CMBS security selection, we have been focusing on mezzanine tranches rated BBB- that were issued between 2011 and 2014. We also plan to maintain select positions in pre-2008 mezzanine tranches that offer low spread duration. We increased the fund’s exposure to CMBX, rather than cash bonds, believing that the negative sentiment toward the retail industry reflected in the index provided an attractive entry point. Moreover, we think the index offers sufficient protection, even at the BBB-rated level, should the outlook for retail become more problematic. We have been avoiding mezzanine securities issued in 2015 or later.

Within agency CRT, we continued to focus on opportunities among securities that have a few years of seasoning rather than newly issued CRTs, as we think this area of the market offers a more favorable risk/reward profile. CRTs structured from mortgages with relatively low loan-to-value [LTV] ratios also appear attractive to us.

We continued to find value among legacy RMBS, where we think a steadily shrinking market and stable investor base provide a supportive technical backdrop. A low level of new and existing homes has resulted in lower current LTV ratios and declining delinquencies, even though affordability has become more difficult. We favor securities backed by higher-quality collateral, as well as bonds from what we consider to be more favorable regions of the country.

Within prepayment-sensitive areas of the market, declining Treasury yields during the latter months of the period triggered concern about the potential for increased refinancing. Within this environment, we are focusing our selection efforts on securities backed by reverse mortgages, jumbo loan balances, and seasoned collateral. We also think inverse interest-only securities are attractive, especially if the Fed remains on hold and considers the possibility of rate reductions.

Mike, thanks for your time and for bringing us up to date.

Mortgage Opportunities Fund 5

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

6 Mortgage Opportunities Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2019, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Institutional Investors section at putnam.com or call Putnam at 1-800-487-0024. See the Terms and definitions section in this report for the definition of the share class offered by your fund.

Fund performance Total return for periods ended 5/31/19

	Life of fund	Annual average	3 years	Annual average	1 year
Class I (4/7/15)
Net asset value	18.78%	4.23%	21.46%	6.70%	3.25%

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Class I shares have no initial sales charge or CDSC. For the most recent month-end performance, please visit putnam.com.

For the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 5/31/19

	Life of fund	Annual average	3 years	Annual average	1 year
ICE BofAML U.S. Treasury
Bill Index	4.24%	1.00%	4.03%	1.32%	2.31%
Bloomberg Barclays U.S.
MBS Index	9.17	2.14	6.41	2.09	5.51
Lipper Absolute Return
Funds category average*	4.96	1.09	7.77	2.45	–1.14

Index and Lipper results should be compared with fund performance at net asset value.

* Over the 1-year, 3-year, and life-of-fund periods ended 5/31/19, there were 211, 179, and 150 funds, respectively, in this Lipper category.

Past performance does not indicate future results. Class I shares have no initial sales charge or CDSC.

Mortgage Opportunities Fund 7

Fund price and distribution information For the 12-month period ended 5/31/19

Distributions	Class I
Number	1
Income	$0.596
Capital gains	—
Total	$0.596
Share value	Net asset value
5/31/18	$10.73
5/31/19	10.46

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/19

	Life of fund	Annual average	3 years	Annual average	1 year
Class I (4/7/15)
Net asset value	19.35%	4.27%	22.43%	6.98%	2.97%

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

Class I
Net expenses for the fiscal year ended 5/31/18*	0.47%
Total annual operating expenses for the fiscal year ended 5/31/18	0.79%
Annualized expense ratio for the six-month period ended 5/31/19†	0.47%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through September 30, 2019. This obligation may be modified or discontinued only with approval of the Board of Trustees.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from 12/1/18 to 5/31/19. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Class I
Expenses paid per $1,000*†	$2.38
Ending value (after expenses)	$1,034.40

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/19.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

8 Mortgage Opportunities Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 5/31/19, use the following calculation method. To find the value of your investment on 12/1/18, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Class I
Expenses paid per $1,000*†	$2.37
Ending value (after expenses)	$1,022.59

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/19.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Mortgage Opportunities Fund 9

Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, and factors related to a specific issuer, geography (such as a region of the United States), industry or sector, such as the housing or real estate markets. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings or in relevant markets. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Default risk is generally higher for non-qualified mortgages. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Mortgage-and asset-backed securities are subject to prepayment risk and the risk that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. The fund’s investments in mortgage-backed securities and asset-backed securities, and in certain other securities and derivatives, may be or become illiquid. The fund’s concentration in an industry group comprising privately issued mortgage-backed securities and mortgage-backed securities issued or guaranteed by the U.S. government or its agencies or instrumentalities may make the fund’s net asset value more susceptible to economic, market, political, and other developments affecting the housing or real estate markets. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Our use of short selling may result in losses if the securities appreciate in value. You can lose money by investing in the fund.

10 Mortgage Opportunities Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. Net asset values fluctuate with market conditions and are calculated by dividing the net assets of the fund’s shares by the number of outstanding fund shares.

Share class

Class I shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to institutional clients and other investors who meet minimum investment requirements.

Fixed-income terms

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency credit-risk transfer security (CRT) is backed by a reference pool of agency mortgages. Unlike a regular agency pass-through, the principal invested in a CRT is not backed by a U.S. government agency. To compensate investors for this risk, a CRT typically offers a higher yield than conventional pass-through securities. Similar to a CMBS, a CRT is structured into various tranches for investors, offering different levels of risk and yield based on the underlying reference pool.

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

° Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Bloomberg Barclays U.S. MBS Index tracks the performance of mortgage-backed pass-through securities guaranteed by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

CMBX Index is an unmanaged index that tracks the performance of a basket of CMBS issued in a particular year.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom, assumes no liability in connection with the use of the foregoing, and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Mortgage Opportunities Fund 11

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2019, Putnam employees had approximately $488,000,000 and the Trustees had approximately $69,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

12 Mortgage Opportunities Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Mortgage Opportunities Fund 13

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

14 Mortgage Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders of Putnam Mortgage Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Mortgage Opportunities Fund (one of the funds constituting Putnam Funds Trust, referred to hereafter as the “Fund”) as of May 31, 2019, the related statement of operations for the year ended May 31, 2019, the statement of changes in net assets for each of the two years in the period ended May 31, 2019, including the related notes, and the financial highlights for periods indicated therein in the period ended May 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2019 and the financial highlights for periods indicated therein in the period ended May 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 16, 2019

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

Mortgage Opportunities Fund 15

The fund’s portfolio 5/31/19

	Principal
MORTGAGE-BACKED SECURITIES (58.9%)*	amount	Value
Agency collateralized mortgage obligations (31.4%)
Federal Home Loan Mortgage Corporation
Ser. 4451, Class CI, IO, 7.00%, 3/15/45	$1,214,310	$307,767
Ser. 324, Class C21, IO, 6.00%, 6/15/39	908,517	212,156
Ser. 4560, IO, 5.785%, 5/15/39	1,866,169	374,633
IFB Ser. 3829, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.95%), 4.51%, 3/15/41	126,363	21,085
Ser. 4601, Class PI, IO, 4.50%, 12/15/45	222,357	36,130
Ser. 4127, Class PI, IO, 4.50%, 7/15/42	1,465,713	234,822
Ser. 4024, Class PI, IO, 4.50%, 12/15/41	406,755	60,346
Ser. 3714, Class KI, IO, 4.50%, 11/15/39	622,419	46,380
IFB Ser. 4074, Class KS, IO, ((-1 x 1 Month US LIBOR) + 6.70%), 4.26%, 2/15/41	75,810	10,519
IFB Ser. 4076, Class MS, IO, ((-1 x 1 Month US LIBOR) + 6.70%), 4.26%, 7/15/40	657,895	70,575
IFB Ser. 3852, Class SC, IO, ((-1 x 1 Month US LIBOR) + 6.65%), 4.21%, 4/15/40	411,682	44,976
IFB Ser. 3981, Class WS, IO, ((-1 x 1 Month US LIBOR) + 6.55%), 4.11%, 5/15/41	1,554,644	182,935
IFB Ser. 4033, Class SC, IO, ((-1 x 1 Month US LIBOR) + 6.55%), 4.11%, 10/15/36	1,636,587	120,467
IFB Ser. 3346, Class SC, IO, ((-1 x 1 Month US LIBOR) + 6.55%), 4.11%, 10/15/33	3,111,332	552,691
IFB Ser. 3747, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.50%), 4.06%, 10/15/40	491,217	82,633
Ser. 4707, Class AI, IO, 4.00%, 7/15/47	1,743,184	263,657
Ser. 4635, Class PI, IO, 4.00%, 12/15/46	1,438,039	206,431
Ser. 4568, Class MI, IO, 4.00%, 4/15/46	620,544	95,409
Ser. 4530, Class TI, IO, 4.00%, 11/15/45	195,972	31,354
Ser. 4500, Class GI, IO, 4.00%, 8/15/45	79,810	13,537
Ser. 4462, Class PI, IO, 4.00%, 4/15/45	86,424	14,337
Ser. 4425, IO, 4.00%, 1/15/45	550,487	89,261
Ser. 4452, Class QI, IO, 4.00%, 11/15/44	73,674	15,856
Ser. 4403, Class CI, IO, 4.00%, 10/15/44	329,533	55,197
Ser. 4389, Class IA, IO, 4.00%, 9/15/44	56,524	9,014
Ser. 4355, Class DI, IO, 4.00%, 3/15/44	47,214	4,751
Ser. 4386, Class IL, IO, 4.00%, 12/15/43	797,357	102,539
Ser. 4299, Class JI, IO, 4.00%, 7/15/43	325,377	43,112
Ser. 4193, Class PI, IO, 4.00%, 3/15/43	481,125	59,756
Ser. 4425, Class WI, IO, 4.00%, 3/15/43	509,702	60,037
Ser. 4386, Class LI, IO, 4.00%, 2/15/43	466,826	48,929
Ser. 4694, Class GI, IO, 4.00%, 2/15/43	509,567	64,868
Ser. 4000, Class LI, IO, 4.00%, 2/15/42	74,615	9,221
Ser. 4015, Class GI, IO, 4.00%, 3/15/27	177,576	17,589
IFB Ser. 4290, Class LS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 3.66%, 7/15/35	9,484,957	1,574,466
IFB Ser. 4267, Class CS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 3.61%, 5/15/39	1,448,034	78,614
IFB Ser. 4073, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 3.61%, 8/15/38	44,945	2,592
IFB Ser. 3984, Class DS, IO, ((-1 x 1 Month US LIBOR) + 5.95%), 3.51%, 1/15/42	644,487	86,735
Ser. 4604, Class QI, IO, 3.50%, 7/15/46	1,226,024	167,291
Ser. 4591, Class QI, IO, 3.50%, 4/15/46	140,270	18,755
Ser. 4580, Class ID, IO, 3.50%, 8/15/45	146,815	18,769
Ser. 4560, Class PI, IO, 3.50%, 5/15/45	384,320	50,038
Ser. 4475, Class CI, IO, 3.50%, 1/15/44	2,052,010	266,720
Ser. 4501, Class BI, IO, 3.50%, 10/15/43	78,888	9,848
Ser. 4663, Class KI, IO, 3.50%, 11/15/42	445,601	32,377
Ser. 4663, Class TI, IO, 3.50%, 10/15/42	370,942	27,602
Ser. 4413, Class HI, IO, 3.50%, 3/15/40	1,525,956	125,891
Ser. 4099, Class BI, IO, 3.50%, 6/15/39	878,002	59,265
Ser. 3904, Class NI, IO, 3.50%, 8/15/26	570,769	41,563
Ser. 4801, Class IG, IO, 3.00%, 6/15/48	1,544,462	223,054
Ser. 4134, Class PI, IO, 3.00%, 11/15/42	1,417,425	146,108
Ser. 4182, Class PI, IO, 3.00%, 12/15/41	535,427	27,735
Ser. 4206, Class IP, IO, 3.00%, 12/15/41	91,950	6,957
Ser. 4550, Class AI, IO, 3.00%, 10/15/40	1,391,182	149,552
Ser. 4510, Class HI, IO, 3.00%, 3/15/40	464,419	27,910
Ser. 4656, Class AI, IO, 3.00%, 9/15/37	1,140,316	63,915
Ser. 4666, Class AI, IO, 3.00%, 9/15/35	195,075	9,064

16 Mortgage Opportunities Fund

	Principal
MORTGAGE-BACKED SECURITIES (58.9%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
IFB Ser. 11-4, Class CS, ((-2 x 1 Month US LIBOR) + 12.90%), 8.041%, 5/25/40	$20,620	$24,197
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2, (1 Month US LIBOR + 5.00%), 7.43%, 7/25/25	183,230	200,442
Ser. 17-8, IO, 6.00%, 2/25/47	897,909	231,005
Ser. 16-3, Class NI, IO, 6.00%, 2/25/46	108,766	25,941
Ser. 15-69, IO, 6.00%, 9/25/45	504,670	123,733
Ser. 10-99, Class NI, IO, 6.00%, 9/25/40	2,404,186	491,343
Ser. 11-59, Class BI, IO, 6.00%, 8/25/40	302,466	13,886
Ser. 10-109, Class IM, IO, 5.50%, 9/25/40	1,811,094	322,447
Ser. 18-1, Class JI, IO, 5.00%, 2/25/48	1,378,753	265,450
Ser. 12-132, Class PI, IO, 5.00%, 10/25/42	1,976,687	345,920
Ser. 397, Class 2, IO, 5.00%, 9/25/39	538,003	110,417
Ser. 12-49, Class QI, IO, 4.50%, 12/25/40	2,536,659	263,178
Ser. 404, Class 2, IO, 4.50%, 5/25/40	430,228	84,105
IFB Ser. 13-90, Class SD, IO, ((-1 x 1 Month US LIBOR) + 6.60%), 4.17%, 9/25/43	823,863	168,905
IFB Ser. 12-36, Class SN, IO, ((-1 x 1 Month US LIBOR) + 6.45%), 4.02%, 4/25/42	251,163	41,073
Ser. 18-15, Class PI, IO, 4.00%, 10/25/47	1,742,020	237,932
Ser. 17-48, Class LI, IO, 4.00%, 5/25/47	2,361,681	345,868
Ser. 17-2, Class KI, IO, 4.00%, 2/25/47	400,340	62,101
Ser. 17-7, Class JI, IO, 4.00%, 2/25/47	516,194	81,946
Ser. 17-15, Class LI, IO, 4.00%, 6/25/46	396,130	43,859
Ser. 16-24, Class CI, IO, 4.00%, 2/25/46	344,357	50,516
Ser. 12-90, Class DI, IO, 4.00%, 3/25/42	1,812,291	292,250
Ser. 14-95, Class TI, IO, 4.00%, 5/25/39	118,856	5,923
IFB Ser. 10-35, Class SG, IO, ((-1 x 1 Month US LIBOR) + 6.40%), 3.97%, 4/25/40	180,255	32,897
IFB Ser. 18-36, Class SD, IO, ((-1 x 1 Month US LIBOR) + 6.25%), 3.82%, 6/25/48	3,289,822	531,041
IFB Ser. 14-87, Class MS, IO, ((-1 x 1 Month US LIBOR) + 6.25%), 3.82%, 1/25/45	2,753,518	443,151
IFB Ser. 13-41, Class SP, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 3.77%, 6/25/40	81,468	5,127
IFB Ser. 19-18, Class SH, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 3.72%, 5/25/49	6,774,000	1,105,517
IFB Ser. 14-35, Class CS, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 3.72%, 6/25/44	3,072,810	516,601
IFB Ser. 19-18, Class SL, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 3.67%, 5/25/49	7,814,648	1,274,725
IFB Ser. 19-17, Class JS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 3.67%, 4/25/49	4,186,571	741,072
IFB Ser. 17-8, Class SB, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 3.67%, 2/25/47	4,863,394	816,856
IFB Ser. 16-88, Class BS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 3.67%, 12/25/46	3,230,493	530,512
IFB Ser. 16-91, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 3.67%, 12/25/46	6,636,455	1,049,356
IFB Ser. 16-83, Class BS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 3.67%, 11/25/46	2,053,408	342,344
IFB Ser. 16-85, Class SL, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 3.67%, 11/25/46	5,616,622	837,584
IFB Ser. 16-65, Class CS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 3.67%, 9/25/46	1,592,384	257,622
IFB Ser. 16-78, Class CS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 3.67%, 5/25/39	4,272,745	704,242
IFB Ser. 12-86, Class CS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 3.67%, 4/25/39	57,892	2,464
IFB Ser. 17-16, Class QS, IO, ((-1 x 1 Month US LIBOR) + 6.08%), 3.65%, 3/25/47	3,401,355	850,339
IFB Ser. 19-21, Class SB, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 3.62%, 5/25/49	8,403,042	1,310,890
IFB Ser. 12-103, Class SD, ((-1 x 1 Month US LIBOR) + 6.05%), 3.62%, 9/25/42	311,436	56,113
IFB Ser. 19-32, Class SD, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 3.608%, 6/25/49	11,722,289	2,022,087
IFB Ser. 11-134, Class SP, IO, ((-1 x 1 Month US LIBOR) + 6.00%), 3.57%, 2/25/41	2,162,876	238,803
IFB Ser. 10-140, Class GS, IO, ((-1 x 1 Month US LIBOR) + 6.00%), 3.57%, 7/25/39	759,761	49,126
Ser. 17-78, Class KI, IO, 3.50%, 10/25/47	681,055	111,659
Ser. 16-70, Class QI, IO, 3.50%, 10/25/46	239,559	33,098
Ser. 16-102, Class JI, IO, 3.50%, 2/25/46	2,798,161	324,687
Ser. 15-73, Class PI, IO, 3.50%, 10/25/45	3,312,515	332,523
Ser. 13-40, Class YI, IO, 3.50%, 6/25/42	150,377	18,093
Ser. 12-90, Class EI, IO, 3.50%, 2/25/39	92,035	5,637
Ser. 11-98, Class AI, IO, 3.50%, 11/25/37	1,546,992	37,948
IFB Ser. 11-101, Class SA, IO, ((-1 x 1 Month US LIBOR) + 5.90%), 3.47%, 10/25/41	605,410	84,757
Ser. 13-6, Class JI, IO, 3.00%, 2/25/43	67,021	6,032
Ser. 13-35, Class PI, IO, 3.00%, 2/25/42	246,004	12,592
Ser. 13-27, Class PI, IO, 3.00%, 12/25/41	485,036	25,230
Ser. 13-57, Class IQ, IO, 3.00%, 6/25/41	354,688	32,325
Ser. 16-97, Class KI, IO, 3.00%, 6/25/40	907,199	70,362

Mortgage Opportunities Fund 17

	Principal
MORTGAGE-BACKED SECURITIES (58.9%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 16-164, IO, 6.50%, 12/20/46	$1,329,407	$296,710
Ser. 16-75, Class LI, IO, 6.00%, 1/20/40	71,808	15,708
Ser. 17-132, Class IB, IO, 5.50%, 9/20/47	1,121,403	256,521
Ser. 16-149, Class MI, IO, 5.50%, 5/20/39	235,609	28,568
Ser. 18-77, IO, 5.00%, 6/20/48	1,389,621	225,536
Ser. 17-123, Class IO, IO, 5.00%, 8/16/47	662,523	159,208
Ser. 17-38, Class DI, IO, 5.00%, 3/16/47	193,164	40,300
Ser. 16-150, Class I, IO, 5.00%, 11/20/46	2,288,492	445,661
Ser. 16-42, IO, 5.00%, 2/20/46	462,605	91,826
Ser. 18-127, Class ID, IO, 5.00%, 7/20/45	845,728	110,308
Ser. 17-136, Class IY, IO, 5.00%, 3/20/45	757,403	150,004
Ser. 15-35, Class AI, IO, 5.00%, 3/16/45	1,880,301	398,389
Ser. 15-89, Class LI, IO, 5.00%, 12/20/44	1,131,802	239,716
Ser. 14-132, IO, 5.00%, 9/20/44	1,911,340	396,813
Ser. 14-133, Class IP, IO, 5.00%, 9/16/44	48,068	9,636
Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	291,064	62,902
Ser. 11-135, Class DI, IO, 5.00%, 4/16/40	660,238	150,847
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	21,838	4,548
Ser. 17-26, Class EI, IO, 5.00%, 2/20/40	1,124,622	167,089
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	100,372	21,689
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	22,007	4,621
Ser. 15-105, Class LI, IO, 5.00%, 10/20/39	1,276,799	264,182
Ser. 15-79, Class GI, IO, 5.00%, 10/20/39	133,520	26,598
Ser. 17-132, Class IA, IO, 4.50%, 9/20/47	1,958,491	372,113
Ser. 16-37, Class IW, IO, 4.50%, 2/20/46	185,285	33,815
Ser. 16-104, Class GI, IO, 4.50%, 1/20/46	72,195	9,679
Ser. 15-182, Class IC, IO, 4.50%, 12/20/45	5,861,028	1,285,989
Ser. 16-49, IO, 4.50%, 11/16/45	607,964	126,194
Ser. 15-80, Class IA, IO, 4.50%, 6/20/45	87,421	17,144
Ser. 18-127, Class IB, IO, 4.50%, 6/20/45	1,119,369	124,821
Ser. 15-167, Class BI, IO, 4.50%, 4/16/45	105,426	22,234
Ser. 16-17, Class IA, IO, 4.50%, 3/20/45	433,076	81,909
Ser. 14-161, Class HI, IO, 4.50%, 6/20/44	652,145	97,007
Ser. 14-100, Class LI, IO, 4.50%, 10/16/43	71,052	10,486
Ser. 13-34, Class HI, IO, 4.50%, 3/20/43	272,604	52,678
Ser. 12-129, IO, 4.50%, 11/16/42	132,003	28,540
Ser. 12-91, Class IN, IO, 4.50%, 5/20/42	97,041	19,318
Ser. 12-98, Class AI, IO, 4.50%, 4/16/42	938,929	165,308
Ser. 14-98, Class AI, IO, 4.50%, 10/20/41	698,625	52,044
Ser. 10-35, Class DI, IO, 4.50%, 3/20/40	62,796	11,970
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	46,129	8,978
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	32,214	6,256
Ser. 09-121, Class DI, IO, 4.50%, 12/16/39	3,674,811	695,311
Ser. 14-95, Class JI, IO, 4.50%, 12/16/39	1,608,727	319,654
IFB Ser. 13-9, Class S, IO, ((-1 x 1 Month US LIBOR) + 6.75%), 4.309%, 1/20/43	4,135,742	823,685
IFB Ser. 13-182, Class SP, IO, ((-1 x 1 Month US LIBOR) + 6.70%), 4.259%, 12/20/43	1,812,484	352,311
IFB Ser. 11-148, Class SN, IO, ((-1 x 1 Month US LIBOR) + 6.69%), 4.252%, 11/16/41	1,168,938	241,164
IFB Ser. 10-125, Class SD, ((-1 x 1 Month US LIBOR) + 6.68%), 4.242%, 1/16/40	3,273,657	458,312
IFB Ser. 11-156, Class SK, IO, ((-1 x 1 Month US LIBOR) + 6.60%), 4.159%, 4/20/38	70,407	14,345
IFB Ser. 10-50, Class QS, IO, ((-1 x 1 Month US LIBOR) + 6.55%), 4.109%, 12/20/38	95,011	3,207
IFB Ser. 10-167, Class SG, IO, ((-1 x 1 Month US LIBOR) + 6.50%), 4.062%, 8/16/38	1,789,690	51,454
Ser. 17-130, Class IB, IO, 4.00%, 8/20/47	1,247,240	193,964
Ser. 17-120, Class IJ, IO, 4.00%, 4/20/47	1,073,062	120,720
Ser. 17-99, Class AI, IO, 4.00%, 1/20/47	1,216,848	179,765
Ser. 17-11, Class PI, IO, 4.00%, 12/20/46	1,100,568	123,814
Ser. 16-138, Class DI, IO, 4.00%, 10/20/46	700,150	113,914
Ser. 16-69, IO, 4.00%, 5/20/46	127,194	20,043
Ser. 16-29, IO, 4.00%, 2/16/46	440,331	81,461

18 Mortgage Opportunities Fund

	Principal
MORTGAGE-BACKED SECURITIES (58.9%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 15-186, Class AI, IO, 4.00%, 12/20/45	$121,678	$20,301
Ser. 15-149, Class KI, IO, 4.00%, 10/20/45	84,690	13,653
Ser. 16-47, Class CI, IO, 4.00%, 9/20/45	450,018	61,805
Ser. 15-106, Class CI, IO, 4.00%, 5/20/45	306,477	43,800
Ser. 15-53, Class MI, IO, 4.00%, 4/16/45	159,221	31,762
Ser. 15-187, Class JI, IO, 4.00%, 3/20/45	76,725	12,757
Ser. 15-89, Class IP, IO, 4.00%, 2/20/45	78,398	11,007
Ser. 14-188, Class IB, IO, 4.00%, 12/20/44	8,131,223	1,113,002
Ser. 17-45, Class IM, IO, 4.00%, 10/20/44	1,788,285	210,124
Ser. 17-17, Class EI, IO, 4.00%, 9/20/44	1,772,704	135,169
Ser. 17-68, Class IL, IO, 4.00%, 8/20/44	1,645,100	225,221
Ser. 15-40, Class KI, IO, 4.00%, 7/20/44	1,478,721	223,278
Ser. 17-63, Class PI, IO, 4.00%, 12/20/43	427,884	50,796
Ser. 13-67, Class IP, IO, 4.00%, 4/16/43	1,863,134	378,812
Ser. 15-144, Class IA, IO, 4.00%, 1/16/43	265,386	32,930
Ser. 12-47, Class CI, IO, 4.00%, 3/20/42	189,389	33,615
Ser. 15-162, Class BI, IO, 4.00%, 11/20/40	283,842	32,185
Ser. 14-115, Class EI, IO, 4.00%, 6/20/38	45,474	1,238
IFB Ser. 18-91, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.25%), 3.809%, 7/20/48	1,654,427	239,892
IFB Ser. 18-89, Class LS, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 3.759%, 6/20/48	1,855,806	257,493
IFB Ser. 19-35, Class SE, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 3.712%, 1/16/44	3,713,090	576,747
IFB Ser. 13-167, Class SG, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 3.709%, 11/20/43	2,681,456	439,088
IFB Ser. 16-77, Class SL, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 3.709%, 3/20/43	576,575	59,255
IFB Ser. 16-77, Class SC, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 3.659%, 10/20/45	67,360	12,080
IFB Ser. 14-58, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 3.659%, 4/20/44	942,461	154,215
IFB Ser. 14-60, Class SE, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 3.659%, 4/20/44	53,921	8,801
IFB Ser. 14-27, Class S, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 3.659%, 2/20/44	5,234,811	905,648
IFB Ser. 14-3, Class SM, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 3.659%, 1/20/44	5,910,957	1,024,066
IFB Ser. 13-182, Class SY, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 3.659%, 12/20/43	49,111	9,014
IFB Ser. 13-99, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 3.609%, 6/20/43	1,935,152	325,545
IFB Ser. 11-22, Class PS, IO, ((-1 x 1 Month US LIBOR) + 6.00%), 3.559%, 7/20/40	108,172	8,130
IFB Ser. 10-134, Class ES, IO, ((-1 x 1 Month US LIBOR) + 6.00%), 3.559%, 11/20/39	276,669	19,024
IFB Ser. 16-167, Class SB, IO, ((-1 x 1 Month US LIBOR) + 6.00%), 3.559%, 4/20/38	67,713	1,198
Ser. 17-141, Class ID, IO, 3.50%, 7/20/47	1,285,653	122,170
Ser. 16-156, Class PI, IO, 3.50%, 11/20/46	118,203	8,637
Ser. 18-127, Class IE, IO, 3.50%, 1/20/46	90,902	12,086
Ser. 15-111, Class IJ, IO, 3.50%, 8/20/45	1,042,340	138,245
Ser. 16-75, Class EI, IO, 3.50%, 8/20/45	2,316,236	306,517
Ser. 16-83, Class PI, IO, 3.50%, 6/20/45	141,319	19,134
Ser. 15-52, Class IK, IO, 3.50%, 4/20/45	257,655	34,221
Ser. 15-20, Class PI, IO, 3.50%, 2/20/45	60,841	10,159
Ser. 17-6, Class DI, IO, 3.50%, 1/20/44	2,343,697	138,093
Ser. 15-168, Class IG, IO, 3.50%, 3/20/43	97,947	12,976
Ser. 13-100, Class MI, IO, 3.50%, 2/20/43	63,933	7,754
Ser. 13-14, IO, 3.50%, 12/20/42	100,951	11,539
Ser. 12-103, Class CI, IO, 3.50%, 8/16/42	809,483	147,495
Ser. 18-127, Class IA, IO, 3.50%, 4/20/42	87,419	7,455
Ser. 15-165, Class IC, IO, 3.50%, 7/16/41	3,926,603	358,399
Ser. 13-6, Class AI, IO, 3.50%, 8/20/39	2,348,322	252,445
Ser. 15-134, Class LI, IO, 3.50%, 5/20/39	339,143	21,620
Ser. 15-96, Class NI, IO, 3.50%, 1/20/39	963,439	72,627
Ser. 15-82, Class GI, IO, 3.50%, 12/20/38	63,178	2,969
Ser. 15-87, Class AI, IO, 3.50%, 12/20/38	675,004	36,106
Ser. 15-69, Class IK, IO, 3.50%, 3/20/38	763,212	61,020
Ser. 14-139, Class NI, IO, 3.50%, 8/20/28	486,414	28,966
Ser. 14-44, Class IA, IO, 3.50%, 5/20/28	1,136,123	95,855
Ser. 13-23, Class IK, IO, 3.00%, 9/20/37	800,171	60,245
Ser. 17-H08, Class DI, IO, 2.699%, 2/20/67 W	884,445	147,039

Mortgage Opportunities Fund 19

	Principal
MORTGAGE-BACKED SECURITIES (58.9%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 17-H05, Class CI, IO, 2.623%, 2/20/67 W	$7,154,109	$918,337
Ser. 17-H04, Class BI, IO, 2.54%, 2/20/67 W	5,193,842	694,676
Ser. 18-H11, Class JI, IO, 2.466%, 7/20/68 W	3,809,404	476,937
Ser. 17-H08, Class EI, IO, 2.433%, 2/20/67 W	2,601,662	334,964
Ser. 17-H03, Class EI, IO, 2.417%, 1/20/67 W	623,257	94,268
Ser. 18-H11, Class AI, IO, 2.416%, 2/20/68 W	3,523,763	427,256
Ser. 18-H07, Class IE, IO, 2.408%, 2/20/68 W	9,586,384	683,030
Ser. 18-H02, Class HI, IO, 2.389%, 1/20/68 W	5,004,927	681,921
Ser. 17-H22, Class EI, IO, 2.375%, 10/20/67 W	1,372,130	152,650
Ser. 10-H22, Class CI, IO, 2.374%, 10/20/60 W	363,352	18,622
Ser. 17-H16, Class JI, IO, 2.361%, 8/20/67 W	575,792	82,050
Ser. 17-H06, Class BI, IO, 2.361%, 2/20/67 W	1,280,478	147,255
Ser. 18-H05, Class BI, IO, 2.357%, 2/20/68 W	2,112,350	280,546
Ser. 17-H11, Class NI, IO, 2.347%, 5/20/67 W	4,781,520	514,492
Ser. 17-H02, Class BI, IO, 2.346%, 1/20/67 W	3,084,407	365,533
Ser. 18-H02, Class IM, IO, 2.341%, 2/20/68 W	2,576,632	380,053
Ser. 16-H22, Class AI, IO, 2.325%, 10/20/66 W	4,961,569	539,839
Ser. 17-H06, Class MI, IO, 2.305%, 2/20/67 W	1,869,963	211,108
Ser. 16-H27, Class BI, IO, 2.292%, 12/20/66 W	841,064	94,123
Ser. 16-H23, Class NI, IO, 2.265%, 10/20/66 W	263,519	29,330
Ser. 19-H09, Class EI, IO, 2.249%, 4/20/69 W	3,993,000	499,125
Ser. 19-H03, Class AI, IO, 2.241%, 11/20/68 W	13,461,066	1,581,675
FRB Ser. 16-H16, Class DI, IO, 2.24%, 6/20/66 W	995,348	114,465
Ser. 17-H21, Class AI, IO, 2.231%, 10/20/67 W	7,382,719	824,222
Ser. 17-H08, Class NI, IO, 2.227%, 3/20/67 W	557,753	61,799
Ser. 18-H01, Class AI, IO, 2.225%, 1/20/68 W	8,704,610	1,149,008
Ser. 17-H20, Class GI, IO, 2.22%, 9/20/67 W	5,995,295	704,447
Ser. 16-H21, Class AI, IO, 2.217%, 9/20/66 W	3,582,536	403,035
Ser. 17-H03, Class AI, IO, 2.215%, 12/20/66 W	1,419,227	164,985
Ser. 16-H18, Class QI, IO, 2.211%, 6/20/66 W	2,145,350	250,362
Ser. 17-H14, Class JI, IO, 2.205%, 6/20/67 W	2,254,360	329,700
Ser. 17-H03, Class DI, IO, 2.20%, 12/20/66 W	3,078,443	396,350
Ser. 16-H27, Class EI, IO, 2.187%, 12/20/66 W	4,199,824	400,050
Ser. 17-H20, Class DI, IO, 2.182%, 10/20/67 W	1,406,773	194,838
Ser. 17-H03, Class CI, IO, 2.182%, 12/20/66 W	2,748,372	336,676
Ser. 17-H20, Class AI, IO, 2.157%, 10/20/67 W	3,539,773	460,170
Ser. 17-H18, Class DI, IO, 2.155%, 9/20/67 W	1,559,234	206,598
Ser. 17-H13, Class QI, IO, 2.131%, 6/20/67 W	2,091,436	230,775
Ser. 17-H22, Class DI, IO, 2.129%, 11/20/67 W	3,611,716	501,126
Ser. 16-H20, Class NI, IO, 2.128%, 9/20/66 W	780,994	80,052
Ser. 16-H17, Class DI, IO, 2.125%, 7/20/66 W	2,421,352	236,300
Ser. 17-H20, Class HI, IO, 2.123%, 10/20/67 W	1,138,591	155,133
Ser. 16-H24, IO, 2.104%, 9/20/66 W	340,234	37,851
Ser. 15-H29, Class HI, IO, 2.097%, 9/20/65 W	2,554,214	209,446
Ser. 16-H11, Class HI, IO, 2.095%, 1/20/66 W	181,578	16,115
Ser. 16-H06, Class HI, IO, 2.075%, 2/20/66	169,528	14,569
Ser. 15-H10, Class HI, IO, 2.067%, 4/20/65 W	189,306	16,242
Ser. 16-H14, Class AI, IO, 2.059%, 6/20/66 W	195,352	19,785
Ser. 17-H19, Class MI, IO, 2.045%, 4/20/67 W	1,253,624	139,654
Ser. 15-H22, Class HI, IO, 2.044%, 8/20/65 W	2,897,369	297,560
Ser. 15-H24, Class HI, IO, 2.026%, 9/20/65 W	181,141	11,861
FRB Ser. 15-H16, Class XI, IO, 2.012%, 7/20/65 W	87,752	8,951
Ser. 16-H06, Class AI, IO, 2.001%, 2/20/66	1,650,213	147,466
Ser. 15-H03, Class DI, IO, 2.00%, 1/20/65 W	275,633	23,980
Ser. 15-H20, Class CI, IO, 1.987%, 8/20/65 W	153,735	15,213
Ser. 15-H15, Class JI, IO, 1.97%, 6/20/65 W	172,839	16,662
Ser. 15-H25, Class CI, IO, 1.963%, 10/20/65 W	131,746	11,778
Ser. 17-H11, Class DI, IO, 1.956%, 5/20/67 W	381,559	42,925

20 Mortgage Opportunities Fund

	Principal
MORTGAGE-BACKED SECURITIES (58.9%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 15-H26, Class DI, IO, 1.923%, 10/20/65 W	$128,178	$12,356
Ser. 15-H13, Class AI, IO, 1.923%, 6/20/65 W	330,277	31,376
Ser. 15-H25, Class BI, IO, 1.917%, 10/20/65 W	136,970	12,218
Ser. 17-H09, Class DI, IO, 1.906%, 3/20/67 W	1,935,428	176,085
Ser. 16-H02, Class HI, IO, 1.899%, 1/20/66 W	246,537	19,797
Ser. 16-H22, IO, 1.865%, 10/20/66 W	4,491,327	386,151
Ser. 17-H16, Class IB, IO, 1.864%, 8/20/67 W	5,032,630	479,358
Ser. 17-H09, IO, 1.863%, 4/20/67 W	520,904	50,465
Ser. 15-H04, Class AI, IO, 1.863%, 12/20/64 W	4,092,513	332,517
Ser. 17-H10, Class MI, IO, 1.862%, 4/20/67 W	5,942,372	559,177
Ser. 15-H25, Class EI, IO, 1.861%, 10/20/65 W	155,469	13,635
Ser. 15-H23, Class DI, IO, 1.859%, 9/20/65 W	163,312	14,704
Ser. 15-H20, Class AI, IO, 1.84%, 8/20/65 W	148,376	13,102
Ser. 15-H18, Class IA, IO, 1.822%, 6/20/65 W	130,990	8,410
Ser. 15-H10, Class CI, IO, 1.815%, 4/20/65 W	159,098	13,815
Ser. 15-H26, Class GI, IO, 1.801%, 10/20/65 W	85,361	7,589
Ser. 16-H04, Class KI, IO, 1.798%, 2/20/66 W	114,087	8,414
Ser. 17-H06, Class DI, IO, 1.778%, 2/20/67 W	795,949	67,417
Ser. 13-H15, Class CI, IO, 1.775%, 7/20/63 W	2,654,427	100,789
Ser. 16-H26, Class KI, IO, 1.757%, 11/20/66 W	4,253,921	334,996
Ser. 15-H23, Class BI, IO, 1.738%, 9/20/65 W	104,130	8,528
Ser. 15-H26, Class EI, IO, 1.736%, 10/20/65 W	215,238	18,790
Ser. 17-H14, Class DI, IO, 1.709%, 6/20/67 W	620,501	42,311
Ser. 15-H09, Class BI, IO, 1.70%, 3/20/65 W	64,754	4,930
Ser. 16-H24, Class CI, IO, 1.695%, 10/20/66 W	5,034,889	402,403
Ser. 14-H25, Class BI, IO, 1.689%, 12/20/64 W	1,829,361	136,128
Ser. 17-H16, Class HI, IO, 1.67%, 8/20/67 W	3,599,448	346,447
Ser. 17-H16, Class CI, IO, 1.667%, 7/20/67 W	6,301,109	370,127
Ser. 13-H14, Class XI, IO, 1.661%, 3/20/63 W	242,170	11,019
Ser. 16-H12, Class AI, IO, 1.655%, 7/20/65 W	346,608	26,448
Ser. 14-H21, Class AI, IO, 1.654%, 10/20/64 W	190,712	15,588
Ser. 18-H01, Class IB, IO, 1.621%, 1/20/68 W	8,782,345	481,273
Ser. 15-H22, Class EI, IO, 1.62%, 8/20/65 W	192,392	9,774
Ser. 15-H24, Class BI, IO, 1.618%, 8/20/65 W	318,161	13,640
Ser. 15-H25, Class AI, IO, 1.615%, 9/20/65 W	238,316	18,422
Ser. 18-H08, Class FI, IO, 1.613%, 6/20/68 W	3,274,886	333,121
Ser. 14-H13, Class BI, IO, 1.587%, 5/20/64 W	209,458	10,211
Ser. 17-H06, Class EI, 1.582%, 2/20/67 W	146,291	9,915
Ser. 15-H14, Class BI, IO, 1.581%, 5/20/65 W	321,973	14,949
FRB Ser. 12-H23, Class WI, IO, 1.572%, 10/20/62 W	574,442	23,908
Ser. 14-H23, Class BI, IO, 1.567%, 11/20/64 W	5,568,926	430,339
Ser. 15-H01, Class BI, IO, 1.566%, 1/20/65 W	5,668,575	361,910
Ser. 17-H03, Class HI, IO, 1.557%, 1/20/67 W	463,845	34,788
Ser. 17-H14, Class EI, IO, 1.537%, 6/20/67 W	2,864,345	247,050
Ser. 11-H15, Class AI, IO, 1.535%, 6/20/61 W	1,703,088	87,283
Ser. 16-H25, Class GI, IO, 1.509%, 11/20/66 W	628,884	29,243
Ser. 14-H08, Class CI, IO, 1.496%, 3/20/64 W	9,718,226	482,996
Ser. 13-H24, Class AI, IO, 1.492%, 9/20/63 W	453,828	17,363
Ser. 14-H06, Class BI, IO, 1.484%, 2/20/64 W	6,329,201	289,472
Ser. 17-H16, Class KI, IO, 1.472%, 8/20/67 W	3,915,588	287,298
Ser. 10-H19, Class BI, IO, 1.472%, 8/20/60 W	270,142	14,979
Ser. 12-H29, Class AI, IO, 1.471%, 10/20/62 W	1,481,307	46,365
Ser. 12-H29, Class FI, IO, 1.471%, 10/20/62 W	1,481,307	46,365
Ser. 14-H08, Class BI, IO, 1.461%, 4/20/64 W	143,518	11,302
Ser. 10-H20, Class IF, IO, 1.452%, 10/20/60 W	2,208,004	113,160
Ser. 14-H09, Class AI, IO, 1.435%, 1/20/64 W	151,149	6,424
Ser. 16-H08, Class GI, IO, 1.431%, 4/20/66 W	165,933	8,894
Ser. 12-H29, Class CI, IO, 1.431%, 2/20/62 W	5,234,662	229,016

Mortgage Opportunities Fund 21

	Principal
MORTGAGE-BACKED SECURITIES (58.9%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 12-H06, Class AI, IO, 1.351%, 1/20/62 W	$586,471	$24,192
Ser. 11-H08, Class GI, IO, 1.27%, 3/20/61 W	204,664	8,739
FRB Ser. 11-H07, Class FI, IO, 1.243%, 2/20/61 W	438,612	12,807
Ser. 12-H11, Class FI, IO, 1.221%, 2/20/62 W	7,554,916	246,215
Ser. 12-H10, Class AI, IO, 1.211%, 12/20/61 W	4,391,777	148,222
Ser. 11-H16, Class FI, IO, 1.048%, 7/20/61 W	1,565,047	55,184
Ser. 15-H26, Class CI, IO, 0.608%, 8/20/65 W	238,240	2,597
		69,716,495
Commercial mortgage-backed securities (8.8%)
Banc of America Commercial Mortgage Trust Ser. 08-1, Class AJ, 6.567%, 2/10/51 W	9,423	9,556
Bear Stearns Commercial Mortgage Securities Trust FRB Ser. 07-T26, Class AJ, 5.464%, 1/12/45 W	1,162,000	1,022,560
Bear Stearns Commercial Mortgage Securities Trust 144A FRB Ser. 07-T28, Class D, 5.534%, 9/11/42 W	213,000	120,340
CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2, Class F, 5.25%, 12/15/47 W	100,000	94,394
Citigroup Commercial Mortgage Trust 144A FRB Ser. 15-GC27, Class D, 4.427%, 2/10/48 W	980,000	897,775
COMM Mortgage Trust 144A
FRB Ser. 14-CR17, Class D, 4.842%, 5/10/47 W	467,000	459,925
FRB Ser. 14-CR17, Class E, 4.842%, 5/10/47 W	917,000	852,810
FRB Ser. 12-CR3, Class E, 4.752%, 10/15/45 W	100,000	89,707
Ser. 12-CR4, Class B, 3.703%, 10/15/45	218,000	205,239
Credit Suisse Commercial Mortgage Trust 144A
FRB Ser. 08-C1, Class AJ, 5.803%, 2/15/41 W	63,742	42,841
FRB Ser. 07-C4, Class C, 5.719%, 9/15/39 W	9,091	9,091
GS Mortgage Securities Trust 144A
FRB Ser. 12-GC6, Class D, 5.651%, 1/10/45 W	19,000	19,501
Ser. 11-GC3, Class E, 5.00%, 3/10/44 W	290,000	294,713
FRB Ser. 14-GC24, Class D, 4.529%, 9/10/47 W	1,074,000	960,165
FRB Ser. 13-GC10, Class E, 4.397%, 2/10/46 W	658,000	555,413
JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 14-C18, Class D, 4.817%, 2/15/47 W	274,000	262,940
FRB Ser. 14-C23, Class D, 3.969%, 9/15/47 W	542,000	518,316
Ser. 13-C14, Class F, 3.598%, 8/15/46 W	402,000	300,228
Ser. 14-C25, Class E, 3.332%, 11/15/47 W	100,000	68,492
JPMorgan Chase Commercial Mortgage Securities Trust
Ser. 06-LDP9, Class AMS, 5.337%, 5/15/47	959,330	889,616
FRB Ser. 13-LC11, Class D, 4.168%, 4/15/46 W	441,000	388,083
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class E, 6.183%, 2/12/51 W	933,000	930,668
FRB Ser. 11-C3, Class D, 5.661%, 2/15/46 W	641,000	629,013
FRB Ser. 11-C3, Class E, 5.661%, 2/15/46 W	242,000	238,794
FRB Ser. 12-C6, Class E, 5.148%, 5/15/45 W	224,000	209,247
FRB Ser. 13-LC11, Class E, 3.25%, 4/15/46 W	643,000	533,852
Ser. 12-C6, Class G, 2.972%, 5/15/45 W	100,000	82,442
ML-CFC Commercial Mortgage Trust FRB Ser. 06-4, Class C, 5.324%, 12/12/49 W	428,803	404,747
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 13-C11, Class D, 4.357%, 8/15/46 W	932,000	489,300
FRB Ser. 13-C7, Class D, 4.232%, 2/15/46 W	255,000	244,621
FRB Ser. 13-C10, Class E, 4.082%, 7/15/46 W	482,000	416,317
FRB Ser. 13-C10, Class F, 4.082%, 7/15/46 W	1,286,000	1,077,379
Morgan Stanley Capital I Trust
Ser. 07-HQ11, Class B, 5.538%, 2/12/44 W	5,188	5,181
Ser. 06-HQ10, Class B, 5.448%, 11/12/41 W	74,366	68,893
Morgan Stanley Capital I Trust 144A
FRB Ser. 08-T29, Class F, 6.107%, 1/11/43 W	37,487	37,975
FRB Ser. 12-C4, Class D, 5.42%, 3/15/45 W	211,000	208,141
FRB Ser. 12-C4, Class E, 5.42%, 3/15/45 W	392,000	329,315
FRB Ser. 11-C3, Class G, 5.111%, 7/15/49 W	753,000	683,642
UBS Commercial Mortgage Trust 144A FRB Ser. 12-C1, Class E, 5.00%, 5/10/45 W	422,000	385,840

22 Mortgage Opportunities Fund

	Principal
MORTGAGE-BACKED SECURITIES (58.9%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
UBS-Barclays Commercial Mortgage Trust 144A
Ser. 12-C2, Class F, 4.891%, 5/10/63 W	$37,000	$26,591
FRB Ser. 12-C2, Class E, 4.891%, 5/10/63 W	24,000	21,216
FRB Ser. 12-C4, Class D, 4.482%, 12/10/45 W	485,000	474,367
Wells Fargo Commercial Mortgage Trust 144A
FRB Ser. 13-LC12, Class D, 4.286%, 7/15/46 W	482,000	442,880
Ser. 10-C1, Class E, 4.00%, 11/15/43	275,000	263,711
Ser. 14-LC16, Class D, 3.938%, 8/15/50	777,000	632,036
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 12-C7, Class D, 4.815%, 6/15/45 W	228,000	218,465
FRB Ser. 12-C7, Class E, 4.815%, 6/15/45 W	653,000	565,113
FRB Ser. 12-C9, Class E, 4.811%, 11/15/45 W	524,000	474,080
FRB Ser. 13-C15, Class D, 4.473%, 8/15/46 W	868,000	696,843
FRB Ser. 12-C10, Class D, 4.441%, 12/15/45 W	674,000	605,336
		19,457,710
Residential mortgage-backed securities (non-agency) (18.7%)
American Home Mortgage Investment Trust FRB Ser. 07-1, Class GA1C, (1 Month US LIBOR + 0.19%),
2.62%, 5/25/47	88,188	65,337
Bear Stearns Alt-A Trust
FRB Ser. 05-8, Class 21A1, 4.605%, 10/25/35 W	774,483	718,262
FRB Ser. 05-7, Class 21A1, 4.474%, 9/25/35 W	410,613	388,299
FRB Ser. 06-6, Class 1A1, (1 Month US LIBOR + 0.32%), 2.75%, 11/25/36	606,141	608,929
Bear Stearns Mortgage Funding Trust FRB Ser. 06-AR2, Class 2A1, (1 Month US LIBOR + 0.23%), 2.66%, 9/25/46	104,978	105,431
Bellemeade Re Ltd. 144A FRB Ser. 15-1A, Class B1, (1 Month US LIBOR + 6.30%), 8.73%, 7/25/25 (Bermuda)	150,000	150,213
Chevy Chase Funding LLC Mortgage-Backed Certificates 144A FRB Ser. 06-4A, Class A2, (1 Month US LIBOR
+ 0.18%), 2.61%, 11/25/47	1,926,863	1,632,577
Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 07-AR5, Class 1A1A, 4.742%, 4/25/37 W	498,806	503,275
FRB Ser. 07-AMC3, Class A2D, (1 Month US LIBOR + 0.35%), 2.78%, 3/25/37	264,325	227,795
FRB Ser. 07-WFH3, Class M1, (1 Month US LIBOR + 0.26%), 2.69%, 6/25/37	206,000	195,700
Countrywide Alternative Loan Trust
FRB Ser. 06-OA10, Class 1A1, (1 Month US LIBOR + 0.96%), 3.441%, 8/25/46	144,143	134,989
FRB Ser. 06-OA7, Class 1A2, (1 Month US LIBOR + 0.94%), 3.421%, 6/25/46	39,048	35,804
FRB Ser. 05-51, Class 3A3A, (1 Month US LIBOR + 0.64%), 3.082%, 11/20/35	199,304	181,113
FRB Ser. 05-59, Class 1A1, (1 Month US LIBOR + 0.33%), 2.772%, 11/20/35	40,489	38,449
FRB Ser. 06-45T1, Class 2A7, (1 Month US LIBOR + 0.34%), 2.77%, 2/25/37	306,337	164,273
FRB Ser. 06-OA10, Class 2A1, (1 Month US LIBOR + 0.19%), 2.62%, 8/25/46	146,053	132,908
FRB Ser. 06-OA10, Class 3A1, (1 Month US LIBOR + 0.19%), 2.62%, 8/25/46	373,938	345,893
FRB Ser. 06-OA10, Class 4A1, (1 Month US LIBOR + 0.19%), 2.62%, 8/25/46	398,623	347,599
Countrywide Home Loan Mortgage Pass-Through Trust FRB Ser. 06-OA5, Class 2A1, (1 Month US LIBOR
+ 0.20%), 2.63%, 4/25/46	52,811	46,057
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 15-HQA2, Class B, (1 Month US LIBOR + 10.50%), 12.93%, 5/25/28	249,187	331,842
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class B, (1 Month US LIBOR + 9.35%), 11.78%, 4/25/28	312,354	411,597
Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class B, (1 Month US LIBOR + 7.55%), 9.98%, 12/25/27	473,542	562,093
Structured Agency Credit Risk Debt FRN Ser. 16-HQA1, Class M3, (1 Month US LIBOR + 6.35%), 8.78%, 9/25/28	1,370,000	1,612,608
Structured Agency Credit Risk Debt FRN Ser. 17-DNA2, Class B1, (1 Month US LIBOR + 5.15%), 7.58%, 10/25/29	250,000	281,365
FRB Ser. 16-DNA3, Class M3, (1 Month US LIBOR + 5.00%), 7.43%, 12/25/28	420,000	471,419
Structured Agency Credit Risk Debt FRN Ser. 17-DNA1, Class B1, (1 Month US LIBOR + 4.95%), 7.38%, 7/25/29	773,000	870,847
Structured Agency Credit Risk Debt FRN Ser. 16-HQA3, Class M3, (1 Month US LIBOR + 3.85%), 6.28%, 3/25/29	343,000	376,777
Structured Agency Credit Risk Debt FRN Ser. 17-HQA1, Class M2, (1 Month US LIBOR + 3.55%), 5.98%, 8/25/29	490,000	524,075
Structured Agency Credit Risk Debt FRN Ser. 18-DNA1, Class B1, (1 Month US LIBOR + 3.15%), 5.58%, 7/25/30	498,000	489,377
Structured Agency Credit Risk Debt FRN Ser. 18-HQA1, Class M2, (1 Month US LIBOR + 2.30%), 4.73%, 9/25/30	900,000	904,493
Structured Agency Credit Risk Debt FRN Ser. 18-DNA1, Class M2, (1 Month US LIBOR + 1.80%), 4.23%, 7/25/30	1,286,000	1,264,830
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Debt FRN Ser. 19-DNA2, Class B1, (1 Month US LIBOR + 4.35%), 6.78%, 3/25/49	270,000	281,181
Structured Agency Credit Risk Debt FRN Ser. 18-HQA2, Class B1, (1 Month US LIBOR + 4.25%), 6.68%, 10/25/48	1,500,000	1,526,228
Structured Agency Credit Risk Debt FRN Ser. 18-DNA3, Class B1, (1 Month US LIBOR + 3.90%), 6.33%, 9/25/48	500,000	505,691
Structured Agency Credit Risk Debt FRN Ser. 18-DNA2, Class B1, (1 Month US LIBOR + 3.70%), 6.13%, 12/25/30	1,427,000	1,443,053

Mortgage Opportunities Fund 23

	Principal
MORTGAGE-BACKED SECURITIES (58.9%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRN Ser. 19-DNA1, Class M2, (1 Month US LIBOR + 2.65%), 5.08%, 1/25/49	$117,000	$120,499
Structured Agency Credit Risk Debt FRN Ser. 19-DNA2, Class M2, (1 Month US LIBOR + 2.45%), 4.88%, 3/25/49	627,000	634,256
Seasoned Credit Risk Transfer Trust Ser. 19-2, Class M, 4.75%, 8/25/58 W	244,000	230,824
Structured Agency Credit Risk Trust FRN Ser. 18-DNA2, Class M2, (1 Month US LIBOR + 2.15%), 4.58%, 12/25/30	838,000	838,381
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2B, (1 Month US LIBOR + 12.75%), 15.18%, 10/25/28	816,533	1,166,556
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1B, (1 Month US LIBOR + 12.25%), 14.68%, 9/25/28	60,809	88,082
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1B, (1 Month US LIBOR + 11.75%), 14.18%, 10/25/28	86,591	125,550
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1B, (1 Month US LIBOR + 11.75%), 14.18%, 8/25/28	26,852	38,886
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2B, (1 Month US LIBOR + 10.75%), 13.18%, 1/25/29	44,882	59,463
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2, (1 Month US LIBOR + 5.90%), 8.33%, 10/25/28	891,036	1,002,321
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2, (1 Month US LIBOR + 5.70%), 8.13%, 4/25/28	502,049	568,856
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2, (1 Month US LIBOR + 5.55%), 7.98%, 4/25/28	700,288	777,894
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2B1, (1 Month US LIBOR + 5.50%), 7.93%, 9/25/29	1,085,000	1,236,662
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1M2, (1 Month US LIBOR + 5.30%), 7.73%, 10/25/28	384,000	434,936
Connecticut Avenue Securities FRB Ser. 17-C04, Class 2B1, (1 Month US LIBOR + 5.05%), 7.48%, 11/25/29	964,000	1,076,315
Connecticut Avenue Securities FRB Ser. 17-C03, Class 1B1, (1 Month US LIBOR + 4.85%), 7.28%, 10/25/29	1,000,000	1,109,579
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M2, (1 Month US LIBOR + 4.45%), 6.88%, 1/25/29	324,000	348,410
Connecticut Avenue Securities FRB Ser. 16-C07, Class 2M2, (1 Month US LIBOR + 4.35%), 6.78%, 5/25/29	464,000	501,143
Connecticut Avenue Securities FRB Ser. 18-C05, Class 1B1, (1 Month US LIBOR + 4.25%), 6.68%, 1/25/31	20,000	20,790
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2, (1 Month US LIBOR + 4.25%), 6.68%, 4/25/29	312,000	343,444
Connecticut Avenue Securities FRB Ser. 17-C05, Class 1B1, (1 Month US LIBOR + 3.60%), 6.03%, 1/25/30	755,000	782,536
Connecticut Avenue Securities FRB Ser. 18-C01, Class 1B1, (1 Month US LIBOR + 3.55%), 5.98%, 7/25/30	847,000	848,694
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1M2, (1 Month US LIBOR + 3.55%), 5.98%, 7/25/29	359,000	382,575
Connecticut Avenue Securities FRB Ser. 17-C06, Class 2M2, (1 Month US LIBOR + 2.80%), 5.23%, 2/25/30	862,000	889,517
Connecticut Avenue Securities FRB Ser. 17-C06, Class 1M2, (1 Month US LIBOR + 2.65%), 5.08%, 2/25/30	1,234,000	1,269,733
Connecticut Avenue Securities FRB Ser. 18-C04, Class 2M2, (1 Month US LIBOR + 2.55%), 4.98%, 12/25/30	317,000	321,822
Connecticut Avenue Securities FRB Ser. 18-C05, Class 1M2, (1 Month US LIBOR + 2.35%), 4.78%, 1/25/31	78,000	78,522
Connecticut Avenue Securities FRB Ser. 18-C01, Class 1M2, (1 Month US LIBOR + 2.25%), 4.68%, 7/25/30	195,000	197,723
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 19-R02, Class 1B1, (1 Month US LIBOR + 4.15%), 6.58%, 8/25/31	977,000	1,005,039
Connecticut Avenue Securities Trust FRB Ser. 19-R03, Class 1B1, (1 Month US LIBOR + 4.10%), 6.53%, 9/25/31	184,000	188,214
Connecticut Avenue Securities Trust FRB Ser. 19-R03, Class 1M2, (1 Month US LIBOR + 2.15%), 4.58%, 9/25/31	270,000	272,208
GSAA Home Equity Trust
FRB Ser. 05-15, Class 2A2, (1 Month US LIBOR + 0.25%), 2.68%, 1/25/36	479,480	301,257
FRB Ser. 06-8, Class 2A2, (1 Month US LIBOR + 0.18%), 2.61%, 5/25/36	94,845	41,613
GSR Mortgage Loan Trust FRB Ser. 07-OA1, Class 2A3A, (1 Month US LIBOR + 0.31%), 2.74%, 5/25/37	599,750	443,239
HarborView Mortgage Loan Trust FRB Ser. 04-11, Class 1A, (1 Month US LIBOR + 0.70%), 3.141%, 1/19/35	389,161	252,954
IndyMac INDX Mortgage Loan Trust FRB Ser. 06-AR11, Class 2A1, 4.111%, 6/25/36 W	43,573	40,835
JPMorgan Alternative Loan Trust FRB Ser. 07-A2, Class 12A1, IO, (1 Month US LIBOR + 0.20%), 2.63%, 6/25/37	219,905	131,236
Legacy Mortgage Asset Trust 144A FRB Ser. 19-GS2, Class A2, 4.25%, 1/25/59	238,000	231,860
Morgan Stanley ABS Capital I, Inc. Trust FRB Ser. 04-NC1, Class M2, (1 Month US LIBOR + 2.33%),
4.755%, 12/27/33	168,346	168,102
Morgan Stanley Re-REMIC Trust 144A FRB Ser. 10-R4, Class 4B, (1 Month US LIBOR + 0.23%), 2.244%, 2/26/37	462,350	410,053
MortgageIT Trust FRB Ser. 05-3, Class M4, (1 Month US LIBOR + 0.95%), 3.375%, 8/25/35	25,199	24,362
Oaktown Re, Ltd. 144A
FRB Ser. 17-1A, Class B1, (1 Month US LIBOR + 6.00%), 8.18%, 4/25/27 (Bermuda)	617,000	661,347
FRB Ser. 18-1A, Class M2, (1 Month US LIBOR + 2.85%), 5.28%, 7/25/28 (Bermuda)	662,000	671,909
Radnor Re, Ltd. 144A FRB Ser. 18-1, Class M2, (1 Month US LIBOR + 2.70%), 5.13%, 3/25/28 (Bermuda)	964,000	972,111
Structured Asset Mortgage Investments II Trust
FRB Ser. 06-AR7, Class A1A, (1 Month US LIBOR + 0.21%), 2.64%, 8/25/36	134,019	122,628
FRB Ser. 07-AR1, Class 2A1, (1 Month US LIBOR + 0.18%), 2.61%, 1/25/37	50,291	46,307
FRB Ser. 06-AR7, Class A1BG, (1 Month US LIBOR + 0.12%), 2.55%, 8/25/36	404,990	374,130
VOLT LXIX, LLC 144A Ser. 18-NPL5, Class A1B, 4.704%, 8/25/48	321,000	322,404
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR10, Class 1A3, 4.104%, 9/25/35 W	391,715	396,273
FRB Ser. 04-AR12, Class A2B, (1 Month US LIBOR + 0.92%), 3.35%, 10/25/44	184,649	183,227
FRB Ser. 05-AR13, Class A1C4, (1 Month US LIBOR + 0.43%), 2.86%, 10/25/45	122,992	120,747

24 Mortgage Opportunities Fund

	Principal
MORTGAGE-BACKED SECURITIES (58.9%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Wells Fargo Mortgage Backed Securities Trust
FRB Ser. 06-AR5, Class 1A1, 5.205%, 4/25/36 W	$422,906	$431,364
FRB Ser. 06-AR2, Class 1A1, 4.92%, 3/25/36 W	426,242	428,345
FRB Ser. 05-AR16, Class 6A4, 4.834%, 10/25/35 W	11,706	11,635
		41,627,747
Total mortgage-backed securities (cost $129,418,757)		$130,801,952

	Principal
U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (30.5%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (3.4%)
Government National Mortgage Association Pass-Through Certificates
5.50%, 5/20/49	$89,000	$98,531
5.00%, with due dates from 4/20/49 to 5/20/49	745,881	799,930
4.50%, TBA, 6/1/49	4,000,000	4,160,000
4.50%, 5/20/49	473,000	500,590
4.00%, TBA, 6/1/49	2,000,000	2,068,438
		7,627,489
U.S. Government Agency Mortgage Obligations (27.1%)
Federal National Mortgage Association Pass-Through Certificates
5.00%, TBA, 6/1/49	1,000,000	1,055,625
5.00%, 5/1/49	94,000	101,159
4.50%, 5/1/49	76,000	80,857
4.00%, TBA, 7/1/49	8,000,000	8,253,125
4.00%, TBA, 6/1/49	15,000,000	15,479,297
3.00%, TBA, 6/1/49	35,000,000	35,128,517
		60,098,580
Total U.S. government and agency mortgage obligations (cost $67,116,881)		$67,726,069

	Principal
ASSET-BACKED SECURITIES (2.5%)*	amount	Value
Finance of America Structured Securities Trust 144A Ser. 19-HB1, Class M5, 6.00%, 4/25/29 W	$1,115,000	$1,060,254
Mello Warehouse Securitization Trust 144A FRB Ser. 19-1, Class A, (1 Month US LIBOR + 0.80%), 3.327%, 6/25/52	707,000	707,000
Nationstar HECM Loan Trust 144A Ser. 18-2A, Class M5, 6.00%, 7/25/28 W	600,000	587,933
Station Place Securitization Trust 144A
FRB Ser. 18-8, Class A, (1 Month US LIBOR + 0.70%), 3.187%, 2/24/20	913,000	913,000
FRB Ser. 18-5, Class A, (1 Month US LIBOR + 0.70%), 3.187%, 9/24/19	775,000	775,000
FRB Ser. 18-3, Class A, (1 Month US LIBOR + 0.70%), 3.187%, 7/24/19	590,000	590,000
FRB Ser. 19-3, Class A, (1 Month US LIBOR + 0.70%), zero %, 6/24/20	907,000	907,000
Total asset-backed securities (cost $5,524,866)		$5,540,187

PURCHASED SWAP OPTIONS OUTSTANDING (0.2%)*
Counterparty		Notional/
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value
Goldman Sachs International
2.145/3 month USD-LIBOR-BBA/Jun-29	Jun-19/2.145	$43,254,600	$384,101
JPMorgan Chase Bank N.A.
2.29/3 month USD-LIBOR-BBA/Jun-49	Jun-19/2.29	5,595,500	73,133
Total purchased swap options outstanding (cost $181,221)			$457,234

	Expiration
PURCHASED OPTIONS OUTSTANDING (0.1%)*	date/strike	Notional	Contract
Counterparty	price	amount	amount	Value
JPMorgan Chase Bank N.A.
Federal National Mortgage Association 30 yr 3.00% TBA commitments (Put)	Jun-19/$98.89	$3,000,000	$3,000,000	$3
Federal National Mortgage Association 30 yr 3.50% TBA commitments (Call)	Jun-19/100.98	28,000,000	28,000,000	277,816
Federal National Mortgage Association 30 yr 3.50% TBA commitments (Put)	Jul-19/101.29	13,000,000	13,000,000	13,286
Federal National Mortgage Association 30 yr 3.50% TBA commitments (Put)	Jul-19/101.10	13,000,000	13,000,000	9,295
Federal National Mortgage Association 30 yr 3.50% TBA commitments (Put)	Jul-19/99.79	13,000,000	13,000,000	494
Federal National Mortgage Association 30 yr 3.50% TBA commitments (Put)	Jul-19/99.60	13,000,000	13,000,000	299
Federal National Mortgage Association 30 yr 3.50% TBA commitments (Put)	Jun-19/100.71	11,000,000	11,000,000	11

Mortgage Opportunities Fund 25

	Expiration
PURCHASED OPTIONS OUTSTANDING (0.1%)* cont.	date/strike	Notional	Contract
Counterparty	price	amount	amount	Value
JPMorgan Chase Bank N.A. cont.
Federal National Mortgage Association 30 yr 3.50% TBA commitments (Put)	Jun-19/$99.02	$11,000,000	$11,000,000	$11
Federal National Mortgage Association 30 yr 3.50% TBA commitments (Put)	Jun-19/100.52	11,000,000	11,000,000	11
Federal National Mortgage Association 30 yr 3.50% TBA commitments (Put)	Jun-19/99.21	11,000,000	11,000,000	11
Total purchased options outstanding (cost $251,641)				$301,237

	Principal amount/
SHORT-TERM INVESTMENTS (41.4%)*		shares	Value
Putnam Short Term Investment Fund 2.52% L	Shares	44,234,078	$44,234,078
Interest in $375,565,000 joint tri-party repurchase agreement dated 5/31/19 with Citigroup Global Markets,
Inc. due 6/3/19 — maturity value of $36,224,545 for an effective yield of 2.500% (collateralized by various mortgage backed securities and a U.S. Treasury note with coupon rates ranging from 0.125% to 6.000% and
due dates ranging from 4/15/20 to 1/20/64, valued at $383,076,300)		$36,217,000	36,217,000
State Street Institutional U.S. Government Money Market Fund, Premier Class 2.32% P	Shares	415,000	415,000
U.S. Treasury Bills 2.330%, 7/16/19 ∆		$65,000	64,822
U.S. Treasury Bills 2.388%, 8/15/19 §		414,000	412,086
U.S. Treasury Bills 2.441%, 6/6/19 ∆		447,000	446,920
U.S. Treasury Bills 2.463%, 8/1/19 ∆ §		3,120,000	3,108,276
U.S. Treasury Bills 2.466%, 7/18/19 ∆		3,660,000	3,649,500
U.S. Treasury Bills 2.473%, 7/25/19 ∆ §		3,323,000	3,311,992
Total short-term investments (cost $91,856,478)			$91,859,674

TOTAL INVESTMENTS
Total investments (cost $294,349,844)	$296,686,353

Key to holding’s abbreviations

bp	Basis Points
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2018 through May 31, 2019 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $222,073,453.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $8,012,255 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $2,260,810 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts and TBA commitments. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $74,683,417 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

26 Mortgage Opportunities Fund

WRITTEN SWAP OPTIONS OUTSTANDING at 5/31/19 (premiums $176,097)
Counterparty		Notional/
Fixed Obligation % to receive or (pay)/	Expiration	contract
Floating rate index/Maturity date	date/strike	amount	Value
Goldman Sachs International
(2.245)/3 month USD-LIBOR-BBA/Jun-29	Jun-19/2.245	$21,627,300	$333,277
JPMorgan Chase Bank N.A.
(2.38)/3 month USD-LIBOR-BBA/Jun-49	Jun-19/2.38	2,797,700	68,739
Total			$402,016

WRITTEN OPTIONS OUTSTANDING at 5/31/19 (premiums $179,961)
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
JPMorgan Chase Bank N.A.
Federal National Mortgage Association 30 yr 3.00% TBA commitments (Call)	Jun-19/$98.89	$3,000,000	$3,000,000	$44,763
Federal National Mortgage Association 30 yr 3.50% TBA commitments (Put)	Jul-19/100.79	13,000,000	13,000,000	4,979
Federal National Mortgage Association 30 yr 3.50% TBA commitments (Put)	Jul-19/100.60	13,000,000	13,000,000	3,354
Federal National Mortgage Association 30 yr 3.50% TBA commitments (Put)	Jul-19/100.29	13,000,000	13,000,000	1,664
Federal National Mortgage Association 30 yr 3.50% TBA commitments (Put)	Jul-19/100.10	13,000,000	13,000,000	1,066
Federal National Mortgage Association 30 yr 3.50% TBA commitments (Put)	Jun-19/100.98	28,000,000	28,000,000	56
Federal National Mortgage Association 30 yr 3.50% TBA commitments (Put)	Jun-19/100.02	11,000,000	11,000,000	11
Federal National Mortgage Association 30 yr 3.50% TBA commitments (Put)	Jun-19/99.52	11,000,000	11,000,000	11
Federal National Mortgage Association 30 yr 3.50% TBA commitments (Put)	Jun-19/100.21	11,000,000	11,000,000	11
Federal National Mortgage Association 30 yr 3.50% TBA commitments (Put)	Jun-19/99.71	11,000,000	11,000,000	11
Total				$55,926

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 5/31/19
Counterparty		Notional/	Premium	Unrealized
Fixed right or obligation % to receive or (pay)/	Expiration	contract	receivable/	appreciation/
Floating rate index/Maturity date	date/strike	amount	(payable)	(depreciation)
UBS AG
2.647/3 month USD-LIBOR-BBA/Jun-49 (Purchased)	Jun-19/2.647	$3,546,800	$(42,562)	$228,946
(2.647)/3 month USD-LIBOR-BBA/Jun-49 (Purchased)	Jun-19/2.647	3,546,800	(42,562)	(42,526)
Unrealized appreciation				228,946
Unrealized (depreciation)				(42,526)
Total				$186,420

TBA SALE COMMITMENTS OUTSTANDING at 5/31/19 (proceeds receivable $14,378,828)
	Principal	Settlement
Agency	amount	date	Value
Federal National Mortgage Association, 4.50%, 6/1/49	$3,000,000	6/13/19	$3,134,063
Federal National Mortgage Association, 4.00%, 6/1/49	8,000,000	6/13/19	8,255,624
Federal National Mortgage Association, 3.50%, 6/1/49	3,000,000	6/13/19	3,058,594
Total			$14,448,281

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 5/31/19
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$90,727,600	$1,025,948 E	$475,382	6/19/21	2.55% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	$(550,566)
141,435,800	3,874,068 E	1,799,780	6/19/24	2.50% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(2,074,287)
30,726,700	1,552,159 E	(741,090)	6/19/29	3 month USD-LIBOR-BBA — Quarterly	2.65% — Semiannually	811,069
2,740,600	304,801 E	(138,730)	6/19/49	3 month USD-LIBOR-BBA — Quarterly	2.80% — Semiannually	166,072
4,134,000	92,544	(55)	3/29/29	3 month USD-LIBOR-BBA — Quarterly	2.33973% — Semiannually	89,763
21,822,300	274,372	(206)	4/10/24	3 month USD-LIBOR-BBA — Quarterly	2.20% — Semiannually	260,728
18,185,200	462,268	(258)	4/16/29	3 month USD-LIBOR-BBA — Quarterly	2.375% — Semiannually	455,559
9,858,000	162,016	(80)	4/2/24	2.28456% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(156,292)
10,491,500	181,146	36,481	5/7/24	3 month USD-LIBOR-BBA — Quarterly	2.2975% — Semiannually	215,008
5,206,000	192,029	(69)	4/5/29	3 month USD-LIBOR-BBA — Quarterly	2.502% — Semiannually	190,808

Mortgage Opportunities Fund 27

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 5/31/19 cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$1,080,000	$91,444	$(37)	4/10/49	2.6835% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	$(91,555)
6,609,000	234,315	(88)	4/11/29	3 month USD-LIBOR-BBA — Quarterly	2.486% — Semiannually	232,880
5,324,000	186,303	(71)	4/12/29	2.4811% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(185,101)
6,121,000	243,065	(81)	4/16/29	3 month USD-LIBOR-BBA — Quarterly	2.5335% — Semiannually	242,025
8,514,000	353,953	(113)	4/17/29	3 month USD-LIBOR-BBA — Quarterly	2.554% — Semiannually	352,874
2,656,000	113,860	(35)	4/18/29	2.5685% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(113,601)
6,685,000	276,191	(89)	4/24/29	2.551% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(275,593)
5,777,000	246,089	(77)	4/25/29	2.56515% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(245,664)
43,254,600	1,467,758	(120,998)	5/28/29	3 month USD-LIBOR-BBA — Quarterly	2.4675% — Semiannually	1,343,540
23,141,200	959,318	115,202	5/28/29	2.55% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(842,554)
3,311,000	127,305	(44)	4/29/29	2.5185% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(126,923)
13,792,800	253,663	(130)	5/1/24	3 month USD-LIBOR-BBA — Quarterly	2.3225% — Semiannually	249,597
41,965,900	591,383	(62,309)	5/30/24	3 month USD-LIBOR-BBA — Quarterly	2.226% — Semiannually	525,785
20,982,900	385,687	60,751	5/30/24	2.316% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(323,344)
8,895,000	334,141	(118)	5/1/29	2.5095% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(333,106)
8,251,000	155,325	(67)	5/3/24	2.3315% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(153,236)
1,216,800	26,049	(11)	5/7/24	2.3855% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(25,828)
2,974,000	122,068	(39)	5/8/29	3 month USD-LIBOR-BBA — Quarterly	2.5475% — Semiannually	121,793
12,773,000	96,909	(48)	5/8/21	2.407% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(94,801)
6,983,000	120,911	(56)	5/9/24	2.298% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(119,344)
5,839,000	94,060	(47)	5/13/24	2.271% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(92,925)
785,700	53,139 E	(27)	6/12/49	2.6059% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(53,166)
4,566,000	138,578	(61)	5/14/29	2.429% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(138,105)
445,800	26,057 E	(15)	6/12/49	2.565% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(26,072)
10,976,000	147,177	(89)	5/16/24	2.213% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(145,072)
640,800	33,354 E	(22)	6/12/49	2.5365% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(33,376)
11,536,000	147,880	(93)	5/20/24	2.2% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(146,039)
626,900	37,205 E	(21)	6/12/49	3 month USD-LIBOR-BBA — Quarterly	2.569% — Semiannually	37,184
5,357,000	54,743	(43)	5/17/24	2.1455% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(53,620)
5,215,000	64,134	(42)	5/20/24	2.189% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(63,284)
5,469,000	65,759	(44)	5/22/24	2.183% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(64,955)
766,200	39,968 E	(26)	6/12/49	2.537% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(39,994)
710,500	36,504 E	(24)	6/12/49	2.5335% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(36,528)
585,100	24,084 E	(20)	6/12/49	2.488% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(24,104)
1,474,600	20,106 E	(21)	6/26/29	2.245% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(20,127)
8,391,000	78,271	(79)	5/29/24	2.125% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(77,576)
188,800	3,211 E	(6)	7/2/49	2.38% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(3,217)
3,819,000	5,690	(51)	6/4/29	3 month USD-LIBOR-BBA — Quarterly	2.1116% — Semiannually	5,640
239,600	350 E	(8)	6/12/49	2.299% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	342
Total		$1,421,958				$(1,429,288)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 5/31/19
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC
$106,398	$100,448	$—	1/12/43	(3.50%) 1 month USD-LIBOR — Monthly	Synthetic TRS Index 3.50% 30 year Fannie	$5,060
					Mae pools — Monthly
36,899	34,476	—	1/12/41	(4.00%) 1 month USD-LIBOR — Monthly	Synthetic TRS Index 4.00% 30 year Fannie	2,079
					Mae pools — Monthly
46,378	43,333	—	1/12/41	(4.00%) 1 month USD-LIBOR — Monthly	Synthetic TRS Index 4.00% 30 year Fannie	2,613
					Mae pools — Monthly

28 Mortgage Opportunities Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 5/31/19 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Credit Suisse International
$220,854	$208,504	$—	1/12/41	3.50% (1 month USD-LIBOR) — Monthly	Synthetic TRS Index 3.50% 30 year Fannie	$(10,505)
					Mae pools — Monthly
83,277	77,809	—	1/12/41	4.00% (1 month USD-LIBOR) — Monthly	Synthetic TRS Index 4.00% 30 year Fannie	(4,692)
					Mae pools — Monthly
20,257	18,877	—	1/12/45	4.00% (1 month USD-LIBOR) — Monthly	Synthetic TRS Index 4.00% 30 year Fannie	(1,193)
					Mae pools — Monthly
18,342	17,164	—	1/12/44	4.00% (1 month USD-LIBOR) — Monthly	Synthetic TRS Index 4.00% 30 year Fannie	(1,014)
					Mae pools — Monthly
Goldman Sachs International
7,189	6,856	—	1/12/44	(3.00%) 1 month USD-LIBOR — Monthly	Synthetic TRS Index 3.00% 30 year Fannie	276
					Mae pools — Monthly
114,456	108,056	—	1/12/43	(3.50%) 1 month USD-LIBOR — Monthly	Synthetic TRS Index 3.50% 30 year Fannie	5,444
					Mae pools — Monthly
22,106	20,600	—	1/12/45	4.00% (1 month USD-LIBOR) — Monthly	Synthetic TRS Index 4.00% 30 year Fannie	(1,302)
					Mae pools — Monthly
JPMorgan Securities LLC
12,464	11,663	—	1/12/44	4.00% (1 month USD-LIBOR) — Monthly	Synthetic TRS Index 4.00% 30 year Fannie	(689)
					Mae pools — Monthly
30,807	28,827	—	1/12/44	(4.00%) 1 month USD-LIBOR — Monthly	Synthetic TRS Index 4.00% 30 year Fannie	1,703
					Mae pools — Monthly
Upfront premium received		—		Unrealized appreciation		17,175
Upfront premium (paid)		—		Unrealized (depreciation)		(19,395)
Total		$—		Total		$(2,220)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 5/31/19
		Upfront
		premium			Termi-		Unrealized
Swap counterparty/		received	Notional		nation	Payments	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	received by fund	(depreciation)
Barclays Bank PLC
CMBX NA BBB–.7 Index	BBB–/P	$34	$6,000	$284	1/17/47	300 bp — Monthly	$(247)
Citigroup Global Markets, Inc.
CMBX NA BB.7 Index	BB/P	29,437	212,000	26,161	1/17/47	500 bp — Monthly	3,482
CMBX NA BB.7 Index	BB/P	55,526	432,000	53,309	1/17/47	500 bp — Monthly	2,638
CMBX NA BB.7 Index	BB/P	72,834	603,000	74,410	1/17/47	500 bp — Monthly	(990)
CMBX NA BBB–.6 Index	BBB–/P	2,564	18,000	1,944	5/11/63	300 bp — Monthly	630
CMBX NA BBB–.6 Index	BBB–/P	4,488	40,000	4,320	5/11/63	300 bp — Monthly	192
CMBX NA BBB–.6 Index	BBB–/P	6,256	46,000	4,968	5/11/63	300 bp — Monthly	1,314
CMBX NA BBB–.6 Index	BBB–/P	4,583	48,000	5,184	5/11/63	300 bp — Monthly	(573)
CMBX NA BBB–.6 Index	BBB–/P	6,159	58,000	6,264	5/11/63	300 bp — Monthly	(72)
CMBX NA BBB–.6 Index	BBB–/P	6,218	58,000	6,264	5/11/63	300 bp — Monthly	(12)
CMBX NA BBB–.6 Index	BBB–/P	22,652	172,000	18,576	5/11/63	300 bp — Monthly	4,177
CMBX NA BBB–.6 Index	BBB–/P	26,075	173,000	18,684	5/11/63	300 bp — Monthly	7,492
CMBX NA BBB–.6 Index	BBB–/P	19,767	185,000	19,980	5/11/63	300 bp — Monthly	(105)
CMBX NA BBB–.6 Index	BBB–/P	20,040	203,000	21,924	5/11/63	300 bp — Monthly	(1,765)
CMBX NA BBB–.6 Index	BBB–/P	22,051	231,000	24,948	5/11/63	300 bp — Monthly	(2,762)
CMBX NA BBB–.6 Index	BBB–/P	27,114	237,000	25,596	5/11/63	300 bp — Monthly	1,657
CMBX NA BBB–.6 Index	BBB–/P	43,997	393,000	42,444	5/11/63	300 bp — Monthly	1,782
CMBX NA BBB–.6 Index	BBB–/P	46,462	448,000	48,384	5/11/63	300 bp — Monthly	(1,661)
CMBX NA BBB–.6 Index	BBB–/P	92,365	807,000	87,156	5/11/63	300 bp — Monthly	5,680
CMBX NA BBB–.6 Index	BBB–/P	158,673	1,480,000	159,840	5/11/63	300 bp — Monthly	(304)
CMBX NA BBB–.6 Index	BBB–/P	240,038	2,199,000	237,492	5/11/63	300 bp — Monthly	3,829

Mortgage Opportunities Fund 29

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 5/31/19 cont.
		Upfront
		premium			Termi-		Unrealized
Swap counterparty/		received	Notional		nation	Payments	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	received by fund	(depreciation)
Credit Suisse International
CMBX NA BBB–.6 Index	BBB–/P	$23,756	$170,000	$18,360	5/11/63	300 bp — Monthly	$5,495
CMBX NA BBB–.6 Index	BBB–/P	38,296	247,000	26,676	5/11/63	300 bp — Monthly	11,764
CMBX NA A.7 Index	A-/P	110	3,000	39	1/17/47	200 bp — Monthly	151
CMBX NA BB.7 Index	BB/P	44,810	335,000	41,339	1/17/47	500 bp — Monthly	3,797
CMBX NA BBB–.6 Index	BBB–/P	1,768	16,000	1,728	5/11/63	300 bp — Monthly	49
CMBX NA BBB–.6 Index	BBB–/P	4,088	37,000	3,996	5/11/63	300 bp — Monthly	114
CMBX NA BBB–.6 Index	BBB–/P	9,751	77,000	8,316	5/11/63	300 bp — Monthly	1,480
CMBX NA BBB–.6 Index	BBB–/P	15,910	94,000	10,152	5/11/63	300 bp — Monthly	5,812
CMBX NA BBB–.6 Index	BBB–/P	12,423	107,000	11,556	5/11/63	300 bp — Monthly	929
CMBX NA BBB–.6 Index	BBB–/P	11,606	116,000	12,528	5/11/63	300 bp — Monthly	(854)
CMBX NA BBB–.6 Index	BBB–/P	11,676	120,000	12,960	5/11/63	300 bp — Monthly	(1,214)
CMBX NA BBB–.6 Index	BBB–/P	14,905	141,000	15,228	5/11/63	300 bp — Monthly	(241)
CMBX NA BBB–.6 Index	BBB–/P	19,262	178,000	19,224	5/11/63	300 bp — Monthly	141
CMBX NA BBB–.6 Index	BBB–/P	57,183	379,000	40,932	5/11/63	300 bp — Monthly	16,472
CMBX NA BBB–.6 Index	BBB–/P	45,232	402,000	43,416	5/11/63	300 bp — Monthly	2,050
CMBX NA BBB–.6 Index	BBB–/P	51,613	423,000	45,684	5/11/63	300 bp — Monthly	6,175
CMBX NA BBB–.7 Index	BBB–/P	1,379	21,000	993	1/17/47	300 bp — Monthly	398
Goldman Sachs International
CMBX NA A.6 Index	A/P	7,402	144,000	360	5/11/63	200 bp — Monthly	7,098
CMBX NA BBB–.6 Index	BBB–/P	79	1,000	108	5/11/63	300 bp — Monthly	(28)
CMBX NA BBB–.6 Index	BBB–/P	68	1,000	108	5/11/63	300 bp — Monthly	(39)
CMBX NA BBB–.6 Index	BBB–/P	520	6,000	648	5/11/63	300 bp — Monthly	(125)
CMBX NA BBB–.6 Index	BBB–/P	833	6,000	648	5/11/63	300 bp — Monthly	189
CMBX NA BBB–.6 Index	BBB–/P	758	7,000	756	5/11/63	300 bp — Monthly	6
CMBX NA BBB–.6 Index	BBB–/P	780	7,000	756	5/11/63	300 bp — Monthly	28
CMBX NA BBB–.6 Index	BBB–/P	580	7,000	756	5/11/63	300 bp — Monthly	(172)
CMBX NA BBB–.6 Index	BBB–/P	1,433	13,000	1,404	5/11/63	300 bp — Monthly	37
CMBX NA BBB–.6 Index	BBB–/P	1,959	13,000	1,404	5/11/63	300 bp — Monthly	563
CMBX NA BBB–.6 Index	BBB–/P	1,266	15,000	1,620	5/11/63	300 bp — Monthly	(345)
CMBX NA BBB–.6 Index	BBB–/P	1,382	16,000	1,728	5/11/63	300 bp — Monthly	(337)
CMBX NA BBB–.6 Index	BBB–/P	2,196	19,000	2,052	5/11/63	300 bp — Monthly	155
CMBX NA BBB–.6 Index	BBB–/P	4,985	35,000	3,780	5/11/63	300 bp — Monthly	1,226
CMBX NA BBB–.6 Index	BBB–/P	2,932	39,000	4,212	5/11/63	300 bp — Monthly	(1,258)
CMBX NA BBB–.6 Index	BBB–/P	6,344	40,000	4,320	5/11/63	300 bp — Monthly	2,047
CMBX NA BBB–.6 Index	BBB–/P	4,589	41,000	4,428	5/11/63	300 bp — Monthly	185
CMBX NA BBB–.6 Index	BBB–/P	4,408	47,000	5,076	5/11/63	300 bp — Monthly	(640)
CMBX NA BBB–.6 Index	BBB–/P	6,102	52,000	5,616	5/11/63	300 bp — Monthly	516
CMBX NA BBB–.6 Index	BBB–/P	6,807	61,000	6,588	5/11/63	300 bp — Monthly	254
CMBX NA BBB–.6 Index	BBB–/P	6,807	61,000	6,588	5/11/63	300 bp — Monthly	254
CMBX NA BBB–.6 Index	BBB–/P	18,576	121,000	13,068	5/11/63	300 bp — Monthly	5,579
CMBX NA BBB–.6 Index	BBB–/P	19,769	166,000	17,928	5/11/63	300 bp — Monthly	1,938
CMBX NA BBB–.6 Index	BBB–/P	28,389	179,000	19,332	5/11/63	300 bp — Monthly	9,162
CMBX NA BBB–.6 Index	BBB–/P	22,767	192,000	20,736	5/11/63	300 bp — Monthly	2,143
CMBX NA BBB–.6 Index	BBB–/P	22,689	192,000	20,736	5/11/63	300 bp — Monthly	2,065
CMBX NA BBB–.6 Index	BBB–/P	31,086	196,000	21,168	5/11/63	300 bp — Monthly	10,032
CMBX NA BBB–.6 Index	BBB–/P	42,824	274,000	29,592	5/11/63	300 bp — Monthly	13,392
CMBX NA BBB–.6 Index	BBB–/P	37,025	300,000	32,400	5/11/63	300 bp — Monthly	4,800
CMBX NA BBB–.6 Index	BBB–/P	34,253	310,000	33,480	5/11/63	300 bp — Monthly	953
CMBX NA BBB–.6 Index	BBB–/P	36,669	328,000	35,424	5/11/63	300 bp — Monthly	1,436
CMBX NA BBB–.7 Index	BBB–/P	370	5,000	237	1/17/47	300 bp — Monthly	136
CMBX NA BBB–.7 Index	BBB–/P	3,816	37,000	1,750	1/17/47	300 bp — Monthly	2,087
CMBX NA BBB–.7 Index	BBB–/P	4,227	52,000	2,460	1/17/47	300 bp — Monthly	1,798
CMBX NA BBB–.7 Index	BBB–/P	4,856	57,000	2,696	1/17/47	300 bp — Monthly	2,193

30 Mortgage Opportunities Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 5/31/19 cont.
		Upfront
		premium			Termi-		Unrealized
Swap counterparty/		received	Notional		nation	Payments	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	received by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BBB–.7 Index	BBB–/P	$7,472	$86,000	$4,068	1/17/47	300 bp — Monthly	$3,454
CMBX NA BBB–.7 Index	BBB–/P	23,196	206,000	9,744	1/17/47	300 bp — Monthly	13,572
JPMorgan Securities LLC
CMBX NA BB.6 Index	BB/P	48,723	230,000	48,001	5/11/63	500 bp — Monthly	946
CMBX NA BB.6 Index	BB/P	12,113	50,000	10,435	5/11/63	500 bp — Monthly	1,726
CMBX NA BB.6 Index	BB/P	176,585	700,000	146,090	5/11/63	500 bp — Monthly	31,176
CMBX NA BBB–.6 Index	BBB–/P	49,571	406,000	43,848	5/11/63	300 bp — Monthly	5,960
CMBX NA BBB–.6 Index	BBB–/P	247,321	2,174,000	234,792	5/11/63	300 bp — Monthly	13,797
CMBX NA BBB–.6 Index	BBB–/P	8,391,432	63,430,000	6,850,440	5/11/63	300 bp — Monthly	1,577,993
CMBX NA BBB–.7 Index	BBB–/P	505,912	4,493,000	212,519	1/17/47	300 bp — Monthly	296,014
Merrill Lynch International
CMBX NA BB.7 Index	BB/P	16,216	134,000	16,536	1/17/47	500 bp — Monthly	(189)
CMBX NA BBB–.6 Index	BBB–/P	17,601	133,000	14,364	5/11/63	300 bp — Monthly	3,315
CMBX NA BBB–.6 Index	BBB–/P	37,360	318,000	34,344	5/11/63	300 bp — Monthly	3,202
CMBX NA BBB–.6 Index	BBB–/P	203,475	1,790,000	193,320	5/11/63	300 bp — Monthly	11,200
Morgan Stanley & Co. International PLC
CMBX NA BBB–.6 Index	BBB–/P	43,572	315,000	34,020	5/11/63	300 bp — Monthly	9,736
CMBX NA BB.6 Index	BB/P	100,413	418,000	87,237	5/11/63	500 bp — Monthly	13,583
CMBX NA BBB–.6 Index	BBB–/P	108	1,000	108	5/11/63	300 bp — Monthly	—
CMBX NA BBB–.6 Index	BBB–/P	834	6,000	648	5/11/63	300 bp — Monthly	190
CMBX NA BBB–.6 Index	BBB–/P	1,472	13,000	1,404	5/11/63	300 bp — Monthly	76
CMBX NA BBB–.6 Index	BBB–/P	1,725	14,000	1,512	5/11/63	300 bp — Monthly	221
CMBX NA BBB–.6 Index	BBB–/P	2,150	15,000	1,620	5/11/63	300 bp — Monthly	539
CMBX NA BBB–.6 Index	BBB–/P	2,831	25,000	2,700	5/11/63	300 bp — Monthly	146
CMBX NA BBB–.6 Index	BBB–/P	3,313	31,000	3,348	5/11/63	300 bp — Monthly	(17)
CMBX NA BBB–.6 Index	BBB–/P	4,240	35,000	3,780	5/11/63	300 bp — Monthly	480
CMBX NA BBB–.6 Index	BBB–/P	6,984	54,000	5,832	5/11/63	300 bp — Monthly	1,183
CMBX NA BBB–.6 Index	BBB–/P	5,821	55,000	5,940	5/11/63	300 bp — Monthly	(87)
CMBX NA BBB–.6 Index	BBB–/P	7,980	68,000	7,344	5/11/63	300 bp — Monthly	676
CMBX NA BBB–.6 Index	BBB–/P	12,583	77,000	8,316	5/11/63	300 bp — Monthly	4,312
CMBX NA BBB–.6 Index	BBB–/P	11,302	87,000	9,396	5/11/63	300 bp — Monthly	1,957
CMBX NA BBB–.6 Index	BBB–/P	9,263	88,000	9,504	5/11/63	300 bp — Monthly	(189)
CMBX NA BBB–.6 Index	BBB–/P	14,346	98,000	10,584	5/11/63	300 bp — Monthly	3,819
CMBX NA BBB–.6 Index	BBB–/P	13,256	112,000	12,096	5/11/63	300 bp — Monthly	1,225
CMBX NA BBB–.6 Index	BBB–/P	20,826	170,000	18,360	5/11/63	300 bp — Monthly	2,565
CMBX NA BBB–.6 Index	BBB–/P	22,319	180,000	19,440	5/11/63	300 bp — Monthly	2,984
CMBX NA BBB–.6 Index	BBB–/P	25,578	200,000	21,600	5/11/63	300 bp — Monthly	4,095
CMBX NA BBB–.6 Index	BBB–/P	20,446	214,000	23,112	5/11/63	300 bp — Monthly	(2,542)
CMBX NA BBB–.6 Index	BBB–/P	25,899	220,000	23,760	5/11/63	300 bp — Monthly	2,268
CMBX NA BBB–.6 Index	BBB–/P	34,750	234,000	25,272	5/11/63	300 bp — Monthly	9,615
CMBX NA BBB–.6 Index	BBB–/P	33,202	274,000	29,592	5/11/63	300 bp — Monthly	3,770
CMBX NA BBB–.6 Index	BBB–/P	32,694	276,000	29,808	5/11/63	300 bp — Monthly	3,047
CMBX NA BBB–.6 Index	BBB–/P	43,114	376,000	40,608	5/11/63	300 bp — Monthly	2,725
CMBX NA BBB–.6 Index	BBB–/P	49,803	411,000	44,388	5/11/63	300 bp — Monthly	5,655
CMBX NA BBB–.6 Index	BBB–/P	279,765	2,602,000	281,016	5/11/63	300 bp — Monthly	(600)
CMBX NA BBB–.7 Index	BBB–/P	2,965	30,000	1,419	1/17/47	300 bp — Monthly	1,563
Upfront premium received		12,211,178	Unrealized appreciation				2,196,757
Upfront premium (paid)		—	Unrealized (depreciation)				(17,368)
Total		$12,211,178	Total				$2,179,389

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at May 31, 2019. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

Mortgage Opportunities Fund 31

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 5/31/19
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.7 Index	$(22)	$3,000	$39	1/17/47	(200 bp) — Monthly	$(63)
CMBX NA BB.10 Index	(29,495)	269,000	31,634	11/17/59	(500 bp) — Monthly	1,877
CMBX NA BB.10 Index	(13,985)	134,000	15,758	11/17/59	(500 bp) — Monthly	1,643
CMBX NA BB.11 Index	(78,125)	603,000	78,812	11/18/54	(500 bp) — Monthly	101
CMBX NA BB.9 Index	(66,515)	432,000	55,771	9/17/58	(500 bp) — Monthly	(11,164)
CMBX NA BB.9 Index	(64,391)	418,000	53,964	9/17/58	(500 bp) — Monthly	(10,833)
CMBX NA BB.9 Index	(64,681)	418,000	53,964	9/17/58	(500 bp) — Monthly	(11,124)
CMBX NA BB.9 Index	(52,257)	402,000	51,898	9/17/58	(500 bp) — Monthly	(750)
CMBX NA BB.9 Index	(54,038)	402,000	51,898	9/17/58	(500 bp) — Monthly	(2,531)
CMBX NA BBB–.7 Index	(8,135)	196,000	9,271	1/17/47	(300 bp) — Monthly	1,021
Credit Suisse International
CMBX NA BB.10 Index	(50,421)	424,000	49,862	11/17/59	(500 bp) — Monthly	(971)
CMBX NA BB.10 Index	(27,719)	223,000	26,225	11/17/59	(500 bp) — Monthly	(1,711)
CMBX NA BB.9 Index	(34,229)	223,000	28,789	9/17/58	(500 bp) — Monthly	(5,657)
Goldman Sachs International
CMBX NA BB.7 Index	(68,887)	367,000	45,288	1/17/47	(500 bp) — Monthly	(23,957)
CMBX NA BB.9 Index	(62,086)	390,000	50,349	9/17/58	(500 bp) — Monthly	(12,116)
CMBX NA BB.9 Index	(31,123)	197,000	25,433	9/17/58	(500 bp) — Monthly	(5,882)
CMBX NA BB.9 Index	(30,349)	190,000	24,529	9/17/58	(500 bp) — Monthly	(6,004)
JPMorgan Securities LLC
CMBX NA BB.7 Index	(535,052)	4,228,000	521,735	1/17/47	(500 bp) — Monthly	(17,426)
CMBX NA BB.9 Index	(44,770)	317,000	40,925	9/17/58	(500 bp) — Monthly	(4,153)
CMBX NA BB.9 Index	(42,747)	274,000	35,373	9/17/58	(500 bp) — Monthly	(7,640)
CMBX NA BB.9 Index	(7,666)	50,000	6,455	9/17/58	(500 bp) — Monthly	(1,260)
Merrill Lynch International
CMBX NA BB.10 Index	(23,893)	201,000	23,638	11/17/59	(500 bp) — Monthly	(451)
CMBX NA BB.10 Index	(14,122)	134,000	15,758	11/17/59	(500 bp) — Monthly	1,506
CMBX NA BB.9 Index	(26,313)	201,000	25,949	9/17/58	(500 bp) — Monthly	(559)
Morgan Stanley & Co. International PLC
CMBX NA BB.10 Index	(14,053)	134,000	15,758	11/17/59	(500 bp) — Monthly	1,575
CMBX NA BB.7 Index	(93,373)	499,000	61,577	1/17/47	(500 bp) — Monthly	(32,277)
CMBX NA BB.7 Index	(80,602)	418,000	51,581	1/17/47	(500 bp) — Monthly	(29,428)
CMBX NA BB.9 Index	(71,437)	475,000	61,323	9/17/58	(500 bp) — Monthly	(10,576)
CMBX NA BB.9 Index	(62,827)	472,000	60,935	9/17/58	(500 bp) — Monthly	(2,351)
CMBX NA BB.9 Index	(63,845)	470,000	60,677	9/17/58	(500 bp) — Monthly	(3,625)
CMBX NA BB.9 Index	(61,252)	448,000	57,837	9/17/58	(500 bp) — Monthly	(3,851)
CMBX NA BB.9 Index	(62,380)	433,000	55,900	9/17/58	(500 bp) — Monthly	(6,900)
CMBX NA BB.9 Index	(63,975)	424,000	54,738	9/17/58	(500 bp) — Monthly	(9,649)
CMBX NA BB.9 Index	(56,493)	363,000	46,863	9/17/58	(500 bp) — Monthly	(9,983)
CMBX NA BB.9 Index	(32,543)	215,000	27,757	9/17/58	(500 bp) — Monthly	(4,996)
CMBX NA BB.9 Index	(32,543)	215,000	27,757	9/17/58	(500 bp) — Monthly	(4,996)
Upfront premium received	—	Unrealized appreciation				7,723
Upfront premium (paid)	(2,126,344)	Unrealized (depreciation)				(242,884)
Total	$(2,126,344)	Total				$(235,161)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

32 Mortgage Opportunities Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed securities	$—	$5,540,187	$—
Mortgage-backed securities	—	130,801,952	—
Purchased options outstanding	—	301,237	—
Purchased swap options outstanding	—	457,234	—
U.S. government and agency mortgage obligations	—	67,726,069	—
Short-term investments	44,649,078	47,210,596	—
Totals by level	$44,649,078	$252,037,275	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Written options outstanding	$—	$(55,926)	$—
Written swap options outstanding	—	(402,016)	—
Forward premium swap option contracts	—	186,420	—
TBA sale commitments	—	(14,448,281)	—
Interest rate swap contracts	—	(2,851,246)	—
Total return swap contracts	—	(2,220)	—
Credit default contracts	—	(8,140,606)	—
Totals by level	$—	(25,713,875)	$—

The accompanying notes are an integral part of these financial statements.

Mortgage Opportunities Fund 33

Statement of assets and liabilities 5/31/19

ASSETS
Investment in securities, at value (Notes 1 and 8):
Unaffiliated issuers (identified cost $213,898,766)	$216,235,275
Affiliated issuers (identified cost $44,234,078) (Notes 1 and 5)	44,234,078
Repurchase agreements (identified cost $36,217,000)	36,217,000
Cash	3,128
Interest and other receivables	1,429,207
Receivable for shares of the fund sold	1,189,055
Receivable for investments sold	402,044
Receivable for sales of TBA securities (Note 1)	14,397,495
Receivable from Manager (Note 2)	27,201
Receivable for variation margin on centrally cleared swap contracts (Note 1)	1,534,805
Unrealized appreciation on forward premium swap option contracts (Note 1)	228,946
Unrealized appreciation on OTC swap contracts (Note 1)	2,221,655
Premium paid on OTC swap contracts (Note 1)	2,126,344
Prepaid assets	17,849
Total assets	320,264,082

LIABILITIES
Payable for investments purchased	2,236,366
Payable for purchases of TBA securities (Note 1)	65,622,072
Payable for custodian fees (Note 2)	62,513
Payable for investor servicing fees (Note 2)	3,315
Payable for Trustee compensation and expenses (Note 2)	4,364
Payable for administrative services (Note 2)	1,079
Payable for variation margin on centrally cleared swap contracts (Note 1)	2,070,524
Payable to broker	182,818
Unrealized depreciation on OTC swap contracts (Note 1)	279,647
Premium received on OTC swap contracts (Note 1)	12,211,178
Unrealized depreciation on forward premium swap option contracts (Note 1)	42,526
Written options outstanding, at value (premiums $356,058) (Note 1)	457,942
TBA sale commitments, at value (proceeds receivable $14,378,828) (Note 1)	14,448,281
Collateral on certain derivative contracts and TBA commitments, at value (Notes 1 and 8)	415,000
Other accrued expenses	153,004
Total liabilities	98,190,629

Net assets	$222,073,453

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$218,097,081
Total distributable earnings (Note 1)	3,976,372
Total — Representing net assets applicable to capital shares outstanding	$222,073,453

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and offering price per class I share
($222,073,453 divided by 21,224,255 shares)	$10.46

The accompanying notes are an integral part of these financial statements.

34 Mortgage Opportunities Fund

Statement of operations Year ended 5/31/19

INVESTMENT INCOME
Interest (including interest income of $1,306,332 from investments in affiliated issuers) (Note 5)	$12,900,229
Total investment income	12,900,229

EXPENSES
Compensation of Manager (Note 2)	1,453,886
Investor servicing fees (Note 2)	26,432
Custodian fees (Note 2)	81,240
Trustee compensation and expenses (Note 2)	13,384
Administrative services (Note 2)	8,465
Auditing and tax fees	145,756
Other	73,395
Fees waived and reimbursed by Manager (Note 2)	(556,975)
Total expenses	1,245,583
Expense reduction (Note 2)	(2,277)
Net expenses	1,243,306

Net investment income	11,656,923

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(1,431,232)
Redemptions in kind (Note 3)	(268,720)
Swap contracts (Note 1)	(1,217,293)
Written options (Note 1)	2,697,684
Total net realized loss	(219,561)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	(2,286,434)
Swap contracts	(1,987,401)
Written options	(430,243)
Total change in net unrealized depreciation	(4,704,078)

Net loss on investments	(4,923,639)

Net increase in net assets resulting from operations	$6,733,284

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 5/31/19	Year ended 5/31/18
Operations
Net investment income	$11,656,923	$5,375,955
Net realized loss on investments	(219,561)	(689,747)
Change in net unrealized appreciation (depreciation) of investments	(4,704,078)	7,451,964
Net increase in net assets resulting from operations	6,733,284	12,138,172
Distributions to shareholders (Note 1):
From ordinary income
Net investment income	(13,960,214)	(1,487,746)
Increase (decrease) from capital share transactions (Note 4)	(45,179,756)	232,720,935
Total increase (decrease) in net assets	(52,406,686)	243,371,361
NET ASSETS
Beginning of year	274,480,139	31,108,778
End of year (Note 1)	$222,073,453	$274,480,139

The accompanying notes are an integral part of these financial statements.

Mortgage Opportunities Fund 35

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA

			Net realized and	Total from						Ratio of expenses to average	Ratio of net investment
	Net asset value,	Net investment	unrealized gain (loss)	investment	From net	Total	Net asset value,	Total return at net asset	Net assets, end of period	net assets excluding interest	income (loss) to average
Period ended	beginning of period	income (loss)[a]	on investments	operations	investment income	distributions	end of period	value (%)[b]	(in thousands)	expense (%)[c,d]	net assets (%)[d]	Portfolio turnover (%) [e]
Class I
May 31, 2019	$10.73	.47	(.14)	.33	(.60)	(0.60)	$10.46	3.25	$222,073.47		4.41	1,012
May 31, 2018	10.08	.42	.31	.73	(.08)	(0.08)	10.73	7.27	274,480.47		4.07	1,372
May 31, 2017	9.46	.46	.45	.91	(.29)	(0.29)	10.08	9.67	31,109.56		4.62	1,065
May 31, 2016	10.04	.24	(.49)	(.25)	(.33)	(0.33)	9.46	(2.60)	9,774.60		2.44	1,074
May 31, 2015†	10.00	.02	.02	.04	—	—	10.04	.40*	10,036	.09*	.17*	244*

* Not annualized.

† For the period April 7, 2015 (commencement of operations) to May 31, 2015.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects involuntary contractual expense limitations in effect during the period. As a result of such limitations, the expenses of class I reflect a reduction of the following amount (Note 2):

Percentage of average net assets
May 31, 2019	0.21%
May 31, 2018	0.32
May 31, 2017	1.21
May 31, 2016	2.33
May 31, 2015	1.26

e Portfolio turnover includes TBA roll transactions.

The accompanying notes are an integral part of these financial statements.

36 Mortgage Opportunities Fund	Mortgage Opportunities Fund 37

Notes to financial statements 5/31/19

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from June 1, 2018 through May 31, 2019.

Putnam Mortgage Opportunities Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to maximize total return consistent with what Putnam Management believes to be prudent risk. Total return is composed of capital appreciation and income. The fund invests mainly in mortgage-related fixed income securities and related derivatives that are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”). Under normal circumstances, the fund invests at least 80% of its net assets in mortgages, mortgage-related fixed income securities and related derivatives (i.e., derivatives used to acquire exposure to, or whose underlying securities are, mortgages or mortgage-related securities). The fund generally uses the net unrealized gain or loss, or market value, of mortgage-related derivatives for purposes of this policy, but may use the notional value of a derivative if that is determined to be a more appropriate measure of the fund’s investment exposure. This policy may be changed only after 60 days’ notice to shareholders. Putnam Management expects to invest in lower-rated, higher-yielding mortgage-backed securities, including non-agency residential mortgage-backed securities (which may be backed by non-qualified or “sub-prime” mortgages), commercial mortgage-backed securities, collateralized mortgage obligations (including interest only, principal only, and other prepayment derivatives), and agency mortgage-backed securities. Nonagency (i.e., privately issued) securities typically are lower-rated and higher yielding than securities issued or backed by agencies such as Ginnie Mae, Fannie Mae or Freddie Mac. While Putnam Management’s emphasis will be on mortgage-backed securities, Putnam Management may also invest to a lesser extent in other types of asset-backed securities. Putnam Management may consider, among other factors, credit, interest rate, prepayment and liquidity risks, as well as general market conditions, when deciding whether to buy or sell investments. Putnam Management typically uses to a significant extent derivatives, including interest rate swaps, forward delivery contracts and total return swaps, options and swaptions on mortgage-backed securities and indices, for both hedging and non-hedging purposes, including to obtain or adjust exposure to mortgage-backed investments.

The fund offers class I shares, which are sold without a front-end sales charge and are not subject to a contingent deferred sales charge. Class I shares are intended for institutional and other investors who meet the $5,000,000 minimum investment and who are not purchasing through an intermediary. Shares of the fund are sold at net asset value. Effective July 1, 2019, the fund began offering class A, C and Y shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that

38 Mortgage Opportunities Fund

the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $36,941,340 at the end of the reporting period, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk and for yield curve positioning.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure and for gaining exposure to specific sectors.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are

Mortgage Opportunities Fund 39

marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

40 Mortgage Opportunities Fund

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $8,101,473 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $8,012,255 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At May 31, 2019, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

Loss carryover
Short-term	Long-term	Total
$4,209,447	$—	$4,209,447

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from income on swap contracts, from real estate mortgage investment conduits and from transfers in kind gain adjustment. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $2,401,728 to increase undistributed net investment income, $294,171 to decrease paid-in capital and $2,107,557 to increase accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$11,691,355
Unrealized depreciation	(10,943,927)
Net unrealized appreciation	747,428
Undistributed ordinary income	7,438,377
Capital loss carryforward	(4,209,447)
Cost for federal income tax purposes	$270,225,050

For the fiscal year ended May 31, 2018, the fund had undistributed net investment income of $5,409,360.

Mortgage Opportunities Fund 41

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the following annual rates.

0.550%	of the first $500 million of average net assets,
0.500%	of the next $500 million of average net assets
0.450%	of any excess thereafter

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.550% of the fund’s average net assets.

Prior to June 1, 2019, Putnam Management contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.47% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $343,320 as a result of this limit.

Prior to June 1, 2019, Putnam Management also contractually agreed to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investment management contract, but including payments under the fund’s investor servicing contract, to an annual rate of 0.05% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $213,655 as a result of this limit.

Effective June 1, 2019, Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through September 30, 2020, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investor servicing fees, investment-related expenses, payments under distribution plans, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.46% of the fund’s average net assets.

Effective June 1, 2019, Putnam Management has also contractually agreed, through September 30, 2020, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.01% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $2,277 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $201, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has not adopted a distribution plan pursuant to Rule 12b–1 under the Investment Company Act of 1940.

42 Mortgage Opportunities Fund

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$2,398,995,481	$2,364,610,915
U.S. government securities (Long-term)	—	—
Total	$2,398,995,481	$2,364,610,915

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

For the reporting period the fund had redemptions in kind which resulted in redemptions out of the fund totaling $100,000,000, which includes cash redemptions of $44,200,083.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. In certain circumstances shares may be purchased or redeemed through the delivery to the fund or receipt by the shareholders, respectively, of securities, the fair value of which is used to determine the number of shares issued or redeemed. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 5/31/19		YEAR ENDED 5/31/18
Class I	Shares	Amount	Shares	Amount
Shares sold	9,408,118	$98,345,434	25,815,879	$267,023,618*
Shares issued in connection with reinvestment of distributions	967,551	9,752,912	112,154	1,149,582
	10,375,669	108,098,346	25,928,033	268,173,200
Shares repurchased	(4,985,669)	(53,278,102)	(3,424,235)	(35,452,265)
Redemptions in kind	(9,756,098)	(100,000,000)	—	—
Net increase (decrease)	(4,366,098)	$(45,179,756)	22,503,798	$232,720,935

* Includes $149,464,534 received on November 28, 2017 from a subscription in kind (i.e. transfer of assets) by an institutional investor.

At the close of the reporting period, four shareholders of record owned 7.2%, 14.4%, 21.3% and 55.0%, respectively, of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 5/31/18	cost	proceeds	income	of 5/31/19
Short-term investments
Putnam Short Term Investment Fund*	$54,532,124	$35,000,525	$45,298,571	$1,306,332	$44,234,078
Total Short-term investments	$54,532,124	$35,000,525	$45,298,571	$1,306,332	$44,234,078

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Mortgage Opportunities Fund 43

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$130,400,000
Purchased swap option contracts (contract amount)	$210,800,000
Written TBA commitment option contracts (contract amount)	$191,300,000
Written swap option contracts (contract amount)	$115,300,000
Centrally cleared interest rate swap contracts (notional)	$935,800,000
OTC total return swap contracts (notional)	$810,000
OTC credit default contracts (notional)	$147,600,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not accounted for as
hedging instruments under	Statement of assets and		Statement of assets and
ASC 815	liabilities location	Fair value	liabilities location	Fair value
Credit contracts	Receivables	$1,891,265	Payables	$10,031,871
	Investments, Receivables, Net		Payables, Net assets — Unrealized
Interest rate contracts	assets — Unrealized appreciation	7,333,024*	depreciation	9,699,541*
Total		$9,224,289		$19,731,412

* Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging instruments under ASC 815	Options	Swaps	Total
Credit contracts	$—	$2,971,297	$2,971,297
Interest rate contracts	(1,341,604)	(4,188,590)	$(5,530,194)
Total	$(1,341,604)	$(1,217,293)	$(2,558,897)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging instruments under ASC 815	Options	Swaps	Total
Credit contracts	$—	$(1,165,896)	$(1,165,896)
Interest rate contracts	(34,563)	(821,505)	$(856,068)
Total	$(34,563)	$(1,987,401)	$(2,021,964)

44 Mortgage Opportunities Fund

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Mortgage Opportunities Fund 45

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	UBS AG	Total
Assets:
Centrally cleared interest rate swap contracts§	$—	$1,534,805	$—	$—	$—	$—	$—	$—	$—	$—	$1,534,805
OTC Total return swap contracts*#	9,752	—	—	—	5,720	—	1,703	—	—	—	17,175
OTC Credit default contracts — protection sold*#	—	—	—	41	—	—	—	—	—	—	41
OTC Credit default contracts — protection purchased*#	—	—	399,862	104,030	144,486	—	599,756	64,824	578,266	—	1,891,224
Forward premium swap option contracts#	—	—	—	—	—	—	—	—	—	228,946	228,946
Purchased swap options**#	—	—	—	—	384,101	73,133	—	—	—	—	457,234
Purchased options**#	—	—	—	—	—	301,237	—	—	—	—	301,237
Repurchase agreements**	—	—	36,217,000	—	—	—	—	—	—	—	36,217,000
Total Assets	$9,752	$1,534,805	$36,616,862	$104,071	$534,307	$374,370	$601,459	$64,824	$578,266	$228,946	$40,647,662
Liabilities:
Centrally cleared interest rate swap contracts§	—	2,070,524	—	—	—	—	—	—	—	—	2,070,524
OTC Total return swap contracts*#	—	—	—	17,404	1,302	—	689	—	—	—	19,395
OTC Credit default contracts — protection sold*#	281	—	882,670	311,291	315,860	—	7,504,045	257,124	760,559	—	10,031,830
OTC Credit default contracts — protection purchased*#	—	—	41	—	—	—	—	—	—	—	41
Forward premium swap option contracts#	—	—	—	—	—	—	—	—	—	42,526	42,526
Written swap options#	—	—	—	—	333,277	68,739	—	—	—	—	402,016
Written options#	—	—	—	—	—	55,926	—	—	—	—	55,926
Total Liabilities	$281	$2,070,524	$882,711	$328,695	$650,439	$124,665	$7,504,734	$257,124	$760,559	$42,526	$12,622,258
Total Financial and Derivative Net Assets	$9,471	$(535,719)	$35,734,151	$(224,624)	$(116,132)	$249,705	$(6,903,275)	$(192,300)	$(182,293)	$186,420	$28,025,404
Total collateral received (pledged)†##	$—	$—	$35,734,151	$(224,624)	$(116,132)	$190,000	$(6,828,500)	$(192,300)	$—	$110,000
Net amount	$9,471	$(535,719)	$—	$—	$—	$59,705	$(74,775)	$—	$(182,293)	$76,420
Controlled collateral received (including TBA commitments)**	$—	$—	$—	$—	$—	$190,000	$115,000	$—	$—	$110,000	$415,000
Uncontrolled collateral received	$—	$—	$36,941,340	$—	$—	$—	$—	$—	$—	$—	$36,941,340
Collateral (pledged) (including TBA commitments)**	$—	$—	$(453,362)	$(289,984)	$(226,183)	$—	$(6,828,500)	$(214,226)	$—	$—	$(8,012,255)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on centrally cleared swap contracts, which is not included in the table above, amounted to $2,260,810.

Note 9: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

46 Mortgage Opportunities Fund	Mortgage Opportunities Fund 47

Federal tax information (Unaudited)

The Form 1099 that will be mailed to you in January 2020 will show the tax status of all distributions paid to your account in calendar 2019.

48 Mortgage Opportunities Fund

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World,* whose articles on economics have appeared in such publications as the *New York Times, Foreign Affairs,* and the *Financial Times.* Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Treasurer of the Board and Chair of the Finance Committee, The Denver Foundation. Member of the Finance Committee, the Children's Hospital of Colorado. Senior Advisor to First Reserve, an energy and private equity firm.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, an independent natural gas and oil exploration and production company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

Dr. Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Head of the MIT Department of Economics from 1994 to 1998 and Director of the MIT Center for Energy and Environmental Policy Research from 1999 through 2007. From 2008 to 2017, President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education issues related to science, technology, and economic performance.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; member Emeritus of the Board of Advisers of the Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006
Vice Chair from 2016 to 2018,
and Chair since 2018

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chair Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts, and former Director of Beth Israel Deaconess Care Organization. Until November 2010, Director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Until 2017, Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

Other directorships: Trustee of Gloucester Marine Genomics Institute. Until June 2019, Mr. Putnam was a Trustee of the Marine Biological Laboratory.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization. Served on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm focused on health, social and environmental policy, and international development. Trustee of Carnegie Mellon University. Trustee of Rubin Museum of Art. Director of Pratham USA, an organization dedicated to children's education in India. Member of the Advisory Board of Altimetrik, a business transformation and technology solutions firm. Director of DXC Technology, a global IT services and consulting company

Mortgage Opportunities Fund 49

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of May 31, 2019, there were 99 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Susan G. Malloy (Born 1957)
Executive Vice President, Principal Executive Officer,	Vice President and Assistant Treasurer
and Compliance Liaison	Since 2007
Since 2004	Head of Accounting, Middle Office, & Control Services,
Putnam Investments and Putnam Management
Robert T. Burns (Born 1961)
Vice President and Chief Legal Officer	Mark C. Trenchard (Born 1962)
Since 2011	Vice President and BSA Compliance Officer
General Counsel, Putnam Investments,	Since 2002
Putnam Management, and Putnam Retail Management	Director of Operational Compliance, Putnam
Investments and Putnam Retail Management
James F. Clark (Born 1974)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2016	Vice President, Director of Proxy Voting and Corporate Governance, Assistant
Chief Compliance Officer, Putnam Investments	Clerk, and Assistant Treasurer
and Putnam Management	Since 2000

Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk,
Since 2010	and Assistant Treasurer
Since 2004
Janet C. Smith (Born 1965)
Vice President, Principal Financial Officer, Principal Accounting Officer,
and Assistant Treasurer
Since 2007
Head of Fund Administration Services, Putnam Investments and Putnam
Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

50 Mortgage Opportunities Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Capital Spectrum Fund	Diversified Income Trust
Emerging Markets Equity Fund	Floating Rate Income Fund
Equity Spectrum Fund	Global Income Trust
Focused Equity Fund	Government Money Market Fund*
Global Equity Fund	High Yield Fund
International Capital Opportunities Fund	Income Fund
International Equity Fund	Money Market Fund†
Multi-Cap Core Fund	Mortgage Opportunities Fund
Research Fund	Mortgage Securities Fund
Short Duration Bond Fund
Global Sector	Ultra Short Duration Income Fund
Global Health Care Fund
Global Technology Fund	Tax-free Income
AMT-Free Municipal Fund
Growth	Intermediate-Term Municipal Income Fund
Growth Opportunities Fund	Short-Term Municipal Income Fund
International Growth Fund	Tax Exempt Income Fund
Small Cap Growth Fund	Tax-Free High Yield Fund
Sustainable Future Fund
Sustainable Leaders Fund	State tax-free income funds‡:
California, Massachusetts, Minnesota,
Value	New Jersey, New York, Ohio, and Pennsylvania.
Convertible Securities Fund
Equity Income Fund
International Value Fund
Small Cap Value Fund

Mortgage Opportunities Fund 51

Absolute Return	Asset Allocation
Fixed Income Absolute Return Fund	Dynamic Risk Allocation Fund
Multi-Asset Absolute Return Fund	George Putnam Balanced Fund

Putnam PanAgora**	Dynamic Asset Allocation Balanced Fund
Putnam PanAgora Managed Futures Strategy	Dynamic Asset Allocation Conservative Fund
Putnam PanAgora Market Neutral Fund	Dynamic Asset Allocation Growth Fund
Putnam PanAgora Risk Parity Fund
Retirement Income Fund Lifestyle 1

RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

52 Mortgage Opportunities Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Michael J. Higgins
	Katinka Domotorffy	Vice President, Treasurer,
Investment Sub-Advisor	Catharine Bond Hill	and Clerk
Putnam Investments Limited	Paul L. Joskow
16 St James’s Street	Robert E. Patterson	Janet C. Smith
London, England SW1A 1ER	George Putnam, III	Vice President, Principal Financial Officer,
	Robert L. Reynolds	Principal Accounting Officer, and Assistant Treasurer
Marketing Services	Manoj P. Singh
Putnam Retail Management		Susan G. Malloy
100 Federal Street	Officers	Vice President and
Boston, MA 02110	Robert L. Reynolds	Assistant Treasurer
President
Custodian		Mark C. Trenchard
State Street Bank	Jonathan S. Horwitz	Vice President and
and Trust Company	Executive Vice President,	BSA Compliance Officer
Principal Executive Officer,
Legal Counsel	and Compliance Liaison	Nancy E. Florek
Ropes & Gray LLP		Vice President, Director of
	Robert T. Burns	Proxy Voting and Corporate
Independent Registered	Vice President and	Governance, Assistant Clerk,
Public Accounting Firm	Chief Legal Officer	and Assistant Treasurer
PriceWaterhouseCoopers LLP
Denere P. Poulack
Assistant Vice President, Assistant
Clerk, and Assistant Treasurer

This report is for the information of shareholders of Putnam Mortgage Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

HOW WOULD YOU LIKE TO RECEIVE REPORTS LIKE THIS?

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Call Putnam at 1-800-225-1581.

AN001 317081 7/19

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In February 2018, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Prohibition of investing in public coin offerings or token offerings, (ii) Removal of monetary fines as available sanctions for violations of the Code of Ethics, and (iii) Expanded definition of “Immediate Family Member”.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

May 31, 2019	$131,799	$ —	$14,174	$ —
May 31, 2018	$102,937	$ —	$15,174	$273

For the fiscal years ended May 31, 2019 and May 31, 2018, the fund's independent auditor billed aggregate non-audit fees in the amounts of $561,158 and $613,785 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

May 31, 2019	$ —	$546,984	$ —	$ —
May 31, 2018	$ —	$600,294	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 26, 2019

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: July 26, 2019